UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED APRIL 30, 2009 (FROM AND INCLUDING APRIL 16, 2009)

In re:

Noble International, Ltd.		Case Number: 09-51720

As debtor in possession, I affirm:		Chapter 11

1. That I have reviewed the financial statements attached hereto, consisting of:		Judge: Marci B. Melvor

☒ Operating Statement	(Form 2)

☒ Balance Sheet	(Form 3)

☒ Summary of Operations	(Form 4)

☒ Monthly Cash Statement	(Form 5)

☒ Statement of Compensation	(Form 6)

☒ Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.      That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of thoe Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (If not, attach a written explanation)

YES ☒ NO ☐

3. That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current. (If not, attach a written explanation)	YES ☒ NO ☐

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)	YES ☒ NO ☐

5. All United States Trustee Quarterly fees have been paid and are current.	YES ☒ NO ☐

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)	YES ☐ NO ☒

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: May 20, 2009
Debtor in Possession

Chief Financial Officer (248) 519-0671
Title Phone

OPERATING STATEMENT (P&L)

Period Ending:	April 30, 2009
Case Number:	09-51720
Debtor:	Noble International, LTD.

	Current Month	Total Since Filing
Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	—	—
Sales Returns & Allowance	—	—
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	—	—

Total Sales	—	—
Direct Labor	—	—
Direct Labor Overtime	—	—
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	—	—
Direct Labor Health Benefits	—	—
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	—	—
Outside Blanking	—	—
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	—	—
Material Consumption Consigned	—	—
Unreported Material Consumption	—	—
Physical Inventory Variance	—	—
Heat, Light & Power	—	—
Freight OEM	—	—
Freight Other	—	—
Gas	—	—
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	—	—

Total Other Direct Costs	—	—
Total Direct Costs	—	—
Direct Margin	—	—
Indirect Labor Salary	—	—
Indirect Labor Overtime	—	—
Indirect Labor Hourly	—	—
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	—	—
Indirect Labor Health Benefits	—	—
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	—	—

Depreciation	—	—
Building Rent Expense	—	—
Repairs & Maintenance	—	—
Building Grounds Maintenance	—	—
Shop Supplies	—	—
Equipment Rental Expense	—	—
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	—	—
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	—	—
Material Variance	—	—
Burden Variance	—	—

Total Other Indirect Costs	—	—
Total Indirect Costs	—	—
Total Cost of Sales	—	—
Gross Margin	—	—
SG&A Labor	(144,961)	(144,961)
SG&A Labor Stock Compensation	(8,598)	(8,598)
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	(7,348)	(7,348)
SG&A Labor Health Benefits	1,574	1,574
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	(159,332)	(159,332)
Bonus Expense	—	—
Depreciation SG&A	(1,463)	(1,463)
Amortization	(2,333)	(2,333)
Research & Development SGA	—	—
Travel SG&A	(1,082)	(1,082)
Safety & Security	—	—
Computer Supplies	—	—
Telephone Expense	(2,246)	(2,246)
Telephone Expense - Mobile	1,031	1,031
Office Expense	(17,813)	(17,813)
Training SG&A	—	—
Meals & Entertainment	—	—
Dues & Subscriptions	—	—
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	(66)	(66)
Corporate Services Corporate	(5,993)	(5,993)

Corporate Services General	(80)	(80)
Directors Expense	(4,000)	(4,000)
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	(63,658)	(63,658)
Business Insurance	(79,602)	(79,602)
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	(6,865)	(6,865)
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	(184,171)	(184,171)
Total SG&A	(343,504)	(343,504)
Net Operating Profit	(343,504)	(343,504)
Intercompany Interest	395,016	395,016
Interest Expense	(367,329)	(367,329)
Amortization Fees	(10,023)	(10,023)
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	—
Group Allocation SG&A	10,000	10,000
Other Income/Expense	—	—

Total Other (Income)/Expense	27,665	27,665
Income before Taxes & Minority Interest	(315,839)	(315,839)
Income Taxes	—	—

Net Income before Minority Interest	(315,839)	(315,839)
Minority Interest	—	—

Net Income	(315,839)	(315,839)

BALANCE SHEET

Period Ending:	April 30, 2009
Case Number:	09-51720
Debtor:	Noble International, LTD.

	Current Month	Prior Month	At Filing
ASSETS
Cash	4,385,611	1,260,476	1,260,476
Accounts Receivable	—	—	—
Allowance For Bad Debt	—	—	—
Inventory	—	—	—
Inventory Dies	—	—	—
Inventory Prototype	—	—	—
Prepaid Expenses	3,102,428	2,450,703	2,450,703
Notes Receivable	—	—	—
Deferred Tax Asset	1,372,705	1,372,705	1,372,705

Total Current Assets	8,860,745	5,083,885	5,083,885
Machinery & Equipment	—	—	—
MIS Computer Equipment	163,054	163,054	163,054
Building	—	—	—
Land	—	—	—
Office Equipment	141,882	141,882	141,882
Auto & Trucks	—	—	—
Leasehold Improvements	3,254	3,254	3,254
Production Equip In Progress	—	—	—
Accumulated Depreciation	(189,726)	(188,263)	(188,263)

Property, Plant & Equipment, Net	118,465	119,928	119,928
Investments	164,124,033	164,124,033	164,124,033
Other Intangible, Net	221,667	224,000	224,000
Credit Agreement Fees, Net	584,718	594,741	594,741
Goodwill, Net	—	—	—
Deposits	97,997	97,997	97,997
Assets Held For Sale	—	—	—

Total Other Assets	165,028,415	165,040,771	165,040,771

Total Assets	174,007,625	170,244,584	170,244,584

LIABILITIES
Cont Disb General - Post Petition	—	—	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	74	—	—
Accounts Payable - Post Petition	—	—	—
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	—	—	—
Cont Disb General	—	—	—
Cont Disb Payroll	—	—	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	700,607	672,085	672,085
A/P Manual - Pre Petition	—	—	—
A/P System - Pre Petition	—	—	—
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	42	—	—
Accrued Other	2,315,243	2,421,134	2,421,134
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	3,417,581	3,060,797	3,060,797

Total Current Liabilities	6,433,547	6,154,017	6,154,017
Deferred Tax Liability	(65,446)	(65,446)	(65,446)
Capital Lease	—	—	—
Revolver Pre-Petition	2,897,293	4,203,533	4,203,533
Revolver Post-Petition	2,000,000	—	—
Term Loan	10,871,250	10,871,250	10,871,250
Convertible Sub Debt	86,215,750	86,215,750	86,215,750
Industrial Revenue Bond	—	—	—
Other Debt	14,749,886	14,748,967	14,748,967
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	(88,332,830)	(91,406,099)	(91,406,099)

Total Long Term Liabilities	28,335,903	24,567,955	24,567,955

Total Liabilities	34,769,450	30,721,972	30,721,972

Accumulated Other Comprehensive Income	(220,489)	(243,421)	(243,421)
Common Stock	15,782	15,782	15,782
APIC	223,296,563	223,288,094	223,288,094
Retained Earnings	(83,853,682)	(83,537,844)	(83,537,844)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	139,238,175	139,522,612	139,522,612

Total Liabilities & Stockholders’ Equity	174,007,625	170,244,584	170,244,584

Summary of Operations (Form 4)

For the Period 4/16/09 - 4/30/09

Schedule of Post Petition Taxes Payable

Case No: 09-51720

	Beginning Balance	Withheld	Accrued	Payments / Deposits	Ending Balance
Income Taxes Withheld:
Federal	$—	$29,500.98	$—	$29,500.98	$—
State	$—	$5,962.72	$—	$5,962.72	$—
Local	$—	$—	$—	$—	$—
FICA Withheld:	$—	$7,952.98	$—	$7,952.98	$—
Employers FICA:	$—	$7,952.98	$—	$7,952.98	$—
Unemployment Tax:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Sales, Use & Excise Taxes:	$—	$—	$—	$—	$—
Property Taxes:	$—	$—	$—	$—	$—
Other:	$—	$—	$—	$—	$—

TOTALS:	$—	$51,369.66	$—	$51,369.66	$—

SUMMARY OF OPERATIONS

AGING OF ACCOUNTS RECEIVABLE AND POST-PETITION ACCOUNTS PAYABLE

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51720

Age in Days:	0 - 30	30 - 60	Over 60
Post-Petition Accounts Payable	$26,587.95	$—	$—
Accounts Receivable	$—	$—	$—

MONTHLY CASH STATEMENT

DEBTOR: Noble International, Ltd.

PERIOD ENDING: April 30, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51720

	1	2	3	4	5	Total
A Beginning Balance	1,260,476.24	—	—	—	—	1,260,476.24
B Receipts (Attach separate schedule)	8,297,632.28	1,541.60	—	—	—	8,299,173.88

C Balance Available (A + B)	9,558,108.52	1,541.60	—	—	—	9,559,650.12
D Less Disbursements (Attach separate schedule)	(5,172,497.27)	(641.18)	—	—	—	(5,173,138.45)

E ENDING BALANCE (C - D)	4,385,611.25	900.42	—	—	—	4,386,511.67

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.
	$(5,173,138.45)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1	Depository Name & Location	Comerica Bank

	Account Number	1850689025

2	Depository Name & Location	Comerica Bank

	Account Number	1851020519

3	Depository Name & Location	Comerica Bank

	Account Number	1851020501

4	Depository Name & Location	Comerica Bank

	Account Number	1850622554

5	Depository Name & Location

	Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date May 20, 2009
Debtor in Possession

MONTHLY CASH STATEMENT

DEBTOR: Noble International, Ltd.

PERIOD ENDING: April 30, 2009

Disbursement Detail:	Case No: 09-51720-MBM

Date	Payee	Amount
04/20/09	Comerica Bank	33.00
04/22/09	Great Lakes Metal Stamping	1,242.20
04/22/09	Great Lakes Metal Stamping	1,260.00
04/22/09	Proos Manufacturing	1,341.12
04/22/09	Century Tube	1,940.00
04/22/09	Modineer	2,248.59
04/22/09	Modineer	2,418.00
04/22/09	Gulf Cost Business Credit	2,419.44
04/22/09	US Farathane	2,494.80
04/22/09	Great Lakes Metal Stamping	4,069.80
04/22/09	RSDC of Michigan	4,487.20
04/22/09	Cooper Standard	6,060.00
04/22/09	ADP	13,518.57
04/22/09	Emhart	15,750.00
04/22/09	Metals USA	28,854.48
04/22/09	Challenge Manufacturing	29,768.52
04/22/09	ADP	122,234.37
04/22/09	ADP	301,136.25
04/23/09	Accountemps/Rober Half	2,470.48
04/23/09	Lee Steel Corporation	7,639.62
04/23/09	Resistance Welding Machine	9,632.78
04/23/09	Metals USA	12,625.02
04/23/09	Dennen Steel	18,876.88
04/23/09	Challenge Manufacturing	60,088.57
04/24/09	Multifastener Corporation	495.00
04/24/09	Great Lakes Metal Stamping	690.40
04/24/09	South Haven Packaging	760.33
04/24/09	Modineer	1,317.00
04/24/09	Great Lakes Metal Stamping	1,536.00
04/24/09	Gulf Cost Business Credit	2,127.51
04/24/09	Resistance Welding Machine	2,282.42
04/24/09	Modineer	3,123.60
04/24/09	South Haven Packaging	3,453.05
04/24/09	Modineer	4,665.00
04/24/09	The NASDAQ Stock Market	5,000.00
04/24/09	Great Lakes Metal Stamping	6,587.60
04/24/09	ITW Metalist	8,883.01
04/24/09	Fabristeel Manufacturing	27,200.99
04/24/09	Experi-Metal Inc	95,418.00
04/27/09	Comerica Bank	33.00
04/27/09	Century Tube	1,940.00
04/27/09	MABCO	2,570.00
04/27/09	Radiant Industries	3,575.81
04/27/09	Gauge-Rite Inc	3,750.00
04/27/09	US Farathane	4,158.00
04/27/09	Modineer	5,975.50
04/27/09	Acemco Automotive	12,267.32
04/27/09	All State Fastener	12,337.65
04/27/09	Trademark	14,500.00
04/27/09	Cooper Standard	16,160.00
04/27/09	Metals USA	40,669.47
04/27/09	Challenge Manufacturing	43,366.82

04/27/09	Express Scripts	113,089.93
04/28/09	Gulf Cost Business Credit	1,518.34
04/28/09	Ryerson	1,992.00
04/28/09	Spectrum Industries	2,012.83
04/28/09	Gifford, Krass, Sprinkle, Anderson	2,755.00
04/28/09	NN Metal Stamping	3,780.47
04/28/09	Applied Industrial Technologies	10,484.89
04/28/09	The Crown Group	10,727.68
04/28/09	Acemco Automotive	12,770.58
04/28/09	Lee Steel Corporation	19,275.10
04/28/09	ADP	51,369.66
04/28/09	Acemco Automotive	59,743.73
04/29/09	Fidelity	2,573.30
04/29/09	Comerica Bank	361.11
04/29/09	Comerica Bank	731,327.10
04/29/09	Comerica Bank	1,306,204.57
04/29/09	Heidtman Steel Corp	350.00
04/29/09	Modineer	468.00
04/29/09	Comerica Bank	500.00
04/29/09	South Haven Packaging	958.34
04/29/09	TA America Corp	1,032.00
04/29/09	Reliant Industries	1,690.12
04/29/09	Century Tube	1,940.00
04/29/09	Comerica Bank	3,207.36
04/29/09	Schaller Corp	3,492.91
04/29/09	JR Thomas	4,629.32
04/29/09	ITW Metalist	5,208.95
04/29/09	Tinnerman Palnut	9,931.85
04/29/09	Acemco Automotive	10,672.05
04/29/09	Fabristeel Manufacturing	14,870.25
04/29/09	Comerica Bank	17,021.25
04/29/09	ADP	17,898.23
04/29/09	Great Lakes Metal Stamping	18,670.90
04/29/09	Emhart Teknologies	27,000.00
04/29/09	Comerica Bank	43,429.66
04/29/09	ADP	346,394.20
04/29/09	ADP	788,448.63
04/29/09	Steel Center Supply	112.50
04/29/09	Fuchs Lubricants	1,740.04
04/29/09	Spectrum Industries	2,012.83
04/29/09	Proos Manufacturing	5,029.04
04/29/09	Ring Screw	5,047.00
04/29/09	Fuchs Lubricants	10,193.70
04/29/09	Dennen Steel	18,778.66
04/29/09	Cooper Standard	22,220.00
04/29/09	Metals USA	31,489.64
04/29/09	Challenge Manufacturing	40,941.68
04/29/09	ADP	99,884.47
04/29/09	Noble Metal Processing Canada	225,190.42
04/30/09	Comerica Bank	35.10
04/30/09	Fronius USA	107.00
04/30/09	Chicago Rivet & Machine	1,470.99
04/30/09	Philips Machining Corp	1,665.00
04/30/09	South Haven Packaging	1,785.04
04/30/09	Spectrum Industries	1,874.98
04/30/09	Gifford, Krass, Sprinkle, Anderson	2,500.00
04/30/09	MABCO	2,890.00
04/30/09	Tinnerman Palnut	3,879.63
04/30/09	Great Lakes Metal Stamping	4,054.20
04/30/09	Ryerson	4,981.05
04/30/09	Acemco Automotive	12,267.32
04/30/09	Metals USA	19,263.30
04/30/09	Challenge Manufacturing	27,830.20

		5,172,497.27

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51720

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: Suzanne M. Costantino	Capacity:	☐	Shareholder
		☒	Officer
		☐	Director
		☐	Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period
Current Compensation Paid:					$7,875.00
Current Benefits Paid:
Health Insurance
Life Insurance					$2.25
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits					$35.21

Total Benefits	$—		$—		$37.46
Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$7,912.46

Dated: May 20, 2009
Principal, Officer, Director, or Insider

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51720

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: David J. Fallon	Capacity:	☐	Shareholder
		☒	Officer
		☐	Director
		☐	Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period
Current Compensation Paid:					$14,583.34
Current Benefits Paid:
Health Insurance
Life Insurance					$2.50
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits					$375.00

Total Benefits	$—		$—		$377.50
Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$14,960.84

Dated: May 20, 2009
Principal, Officer, Director, or Insider

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51720

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: George Ianev	Capacity:	☐	Shareholder
		☒	Officer
		☐	Director
		☐	Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period
Current Compensation Paid:
Current Benefits Paid:
Health Insurance
Life Insurance
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits

Total Benefits	$—		$—		$—
Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)					$7,291.95
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$7,291.95

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$7,291.95

Dated: May 20, 2009
Principal, Officer, Director, or Insider

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51720

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: Scott A. Kehoe	Capacity:	☐	Shareholder
		☒	Officer
		☐	Director
		☐	Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period
Current Compensation Paid:					$8,333.33
Current Benefits Paid:
Health Insurance
Life Insurance					$2.25
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits					$410.21

Total Benefits	$—		$—		$412.46
Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$8,745.79

Dated: May 20, 2009
Principal, Officer, Director, or Insider

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51720

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: Sandra A. Murphree	Capacity:	☐	Shareholder
		☒	Officer
		☐	Director
		☐	Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period
Current Compensation Paid:					$10,000.00
Current Benefits Paid:
Health Insurance
Life Insurance					$5.75
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits					$410.21

Total Benefits	$—		$—		$415.96
Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$10,415.96

Dated: May 20, 2009
Principal, Officer, Director, or Insider

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51720

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: John D. Nechiporchik	Capacity:	☐	Shareholder
		☒	Officer
		☐	Director
		☐	Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period
Current Compensation Paid:					$12,500.48
Current Benefits Paid:
Health Insurance
Life Insurance					$10.75
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits					$400.00

Total Benefits	$—		$—		$410.75
Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$12,911.23

Dated: May 20, 2009
Principal, Officer, Director, or Insider

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51720

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: Craig S. Parsons	Capacity:	☐	Shareholder
		☒	Officer
		☐	Director
		☐	Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period
Current Compensation Paid:					$8,479.17
Current Benefits Paid:
Health Insurance
Life Insurance					$2.25
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits					$500.00

Total Benefits	$—		$—		$502.25
Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$8,981.42

Dated: May 20, 2009
Principal, Officer, Director, or Insider

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51720

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: Andrew J. Tavi	Capacity:	☐	Shareholder
		☒	Officer
		☐	Director
		☐	Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period
Current Compensation Paid:					$16,666.67
Current Benefits Paid:
Health Insurance
Life Insurance					$2.25
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits					$375.00

Total Benefits	$—		$—		$377.25
Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$17,043.92

Dated: May 20, 2009
Principal, Officer, Director, or Insider

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51720

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED APRIL 30, 2009 (FROM AND INCLUDING APRIL 16, 2009)

In re:

Noble Advanced Technologies, Inc.		Case Number: 09-51730

As debtor in possession, I affirm:		Chapter 11

1. That I have reviewed the financial statements attached hereto, consisting of:		Judge: Marci B. Melvor

☒ Operating Statement	(Form 2)

☒ Balance Sheet	(Form 3)

☒ Summary of Operations	(Form 4)

☒ Monthly Cash Statement	(Form 5)

☒ Statement of Compensation	(Form 6)

☒ Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.      That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of thoe Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (If not, attach a written explanation)

YES ☒ NO ☐

3. That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current. (If not, attach a written explanation)	YES ☒ NO ☐

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)	YES ☒ NO ☐

5. All United States Trustee Quarterly fees have been paid and are current.	YES ☒ NO ☐

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)	YES ☐ NO ☒

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: May 20, 2009
Debtor in Possession

Chief Financial Officer (248) 519-0671
Title Phone

OPERATING STATEMENT (P&L)

Period Ending:	April 30, 2009
Case Number:	09-51730
Debtor:	Noble Advanced Technologies, Inc.

	Current Month	Total Since Filing
Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	—	—
Sales Returns & Allowance	—	—
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	—	—

Total Sales	—	—
Direct Labor	—	—
Direct Labor Overtime	—	—
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	—	—
Direct Labor Health Benefits	—	—
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	—	—
Outside Blanking	—	—
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	—	—
Material Consumption Consigned	—	—
Unreported Material Consumption	—	—
Physical Inventory Variance	—	—
Heat, Light & Power	—	—
Freight OEM	—	—
Freight Other	—	—
Gas	—	—
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	—	—

Total Other Direct Costs	—	—
Total Direct Costs	—	—
Direct Margin	—	—
Indirect Labor Salary	—	—
Indirect Labor Overtime	—	—
Indirect Labor Hourly	—	—
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	—	—
Indirect Labor Health Benefits	—	—
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	—	—

Depreciation	—	—
Building Rent Expense	—	—
Repairs & Maintenance	—	—
Building Grounds Maintenance	—	—
Shop Supplies	—	—
Equipment Rental Expense	—	—
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	—	—
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	—	—
Material Variance	—	—
Burden Variance	—	—

Total Other Indirect Costs	—	—
Total Indirect Costs	—	—
Total Cost of Sales	—	—
Gross Margin	—	—
SG&A Labor	—	—
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	—	—
SG&A Labor Health Benefits	—	—
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	—	—
Bonus Expense	—	—
Depreciation SG&A	—	—
Amortization	—	—
Research & Development SGA	—	—
Travel SG&A	—	—
Safety & Security	—	—
Computer Supplies	—	—
Telephone Expense	—	—
Telephone Expense - Mobile	—	—
Office Expense	—	—
Training SG&A	—	—
Meals & Entertainment	—	—
Dues & Subscriptions	—	—
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	—
Corporate Services Corporate	—	—

Corporate Services General	—	—
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	—
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	—	—
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	—	—
Total SG&A	—	—
Net Operating Profit	—	—
Intercompany Interest	—	—
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	—
Group Allocation SG&A	—	—
Other Income/Expense	—	—

Total Other (Income)/Expense	—	—
Income before Taxes & Minority Interest	—	—
Income Taxes	—	—

Net Income before Minority Interest	—	—
Minority Interest	—	—

Net Income	—	—

BALANCE SHEET

Period Ending:	April 30, 2009
Case Number:	09-51730
Debtor:	Noble Advanced Technologies, Inc.

	Current Month	Prior Month	At Filing
ASSETS
Cash	—	—	—
Accounts Receivable	205,160	205,160	205,160
Allowance For Bad Debt	(102,580)	(102,580)	(102,580)
Inventory	—	—	—
Inventory Dies	—	—	—
Inventory Prototype	—	—	—
Prepaid Expenses	249,587	249,587	249,587
Notes Receivable	—	—	—
Deferred Tax Asset	—	—	—

Total Current Assets	352,167	352,167	352,167
Machinery & Equipment	—	—	—
MIS Computer Equipment	—	—	—
Building	—	—	—
Land	—	—	—
Office Equipment	—	—	—
Auto & Trucks	—	—	—
Leasehold Improvements	—	—	—
Production Equip In Progress	—	—	—
Accumulated Depreciation	—	—	—

Property, Plant & Equipment, Net	—	—	—
Investments	—	—	—
Other Intangible, Net	992,696	992,696	992,696
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	—	—	—

Total Other Assets	992,696	992,696	992,696

Total Assets	1,344,863	1,344,863	1,344,863

LIABILITIES
Cont Disb General - Post Petition	—	—	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	—	—	—
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	10,331	10,331	10,331
Cont Disb General	0	—	—
Cont Disb Payroll	—	—	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	36,587	36,587	36,587
A/P Manual - Pre Petition	—	—	—
A/P System - Pre Petition	—	—	—
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	(1,558)	(1,558)	(1,558)
Accrued Other	—	—	—
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	45,360	45,360	45,360
Deferred Tax Liability	—	—	—
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	7,913,814	7,913,814	7,913,814

Total Long Term Liabilities	7,913,814	7,913,814	7,913,814

Total Liabilities	7,959,174	7,959,174	7,959,174

Accumulated Other Comprehensive Income	—	—	—
Common Stock	—	—	—
APIC	—	—	—
Retained Earnings	(6,614,311)	(6,614,311)	(6,614,311)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	(6,614,311)	(6,614,311)	(6,614,311)

Total Liabilities & Stockholders’ Equity	1,344,863	1,344,863	1,344,863

Summary of Operations (Form 4)

For the Period 4/16/09 - 4/30/09

Schedule of Post Petition Taxes Payable

Case No: 09-51730

	Beginning Balance	Withheld	Accrued	Payments / Deposits	Ending Balance
Income Taxes Withheld:
Federal	$—	$2,097.83	$2,152.33	$2,391.48	$1,858.68
State	$—	$488.67	$480.87	$534.30	$435.24
Local	$—	$—	$—	$—	$—
FICA Withheld:	$—	$853.62	$768.26	$853.62	$768.26
Employers FICA:	$—	$853.62	$768.26	$853.62	$768.26
Unemployment Tax:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Sales, Use & Excise Taxes:	$—	$—	$—	$—	$—
Property Taxes:	$—	$—	$—	$—	$—
Other:	$—	$—	$—	$—	$—

TOTALS:	$—	$4,293.74	$4,169.72	$4,633.02	$3,830.44

SUMMARY OF OPERATIONS

AGING OF ACCOUNTS RECEIVABLE AND POST-PETITION ACCOUNTS PAYABLE

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51730

Age in Days:	0 - 30	30 - 60	Over 60
Post-Petition Accounts Payable	$1,833.00	$—	$—
Accounts Receivable	$—	$—	$200,313.54

MONTHLY CASH STATEMENT

DEBTOR: Noble Advanced Technologies, Inc.

PERIOD ENDING: April 30, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51730

		1	2	3	4	5	Total
A	Beginning Balance	—				—	—
B	Receipts (Attach separate schedule)	—					—

C	Balance Available (A + B)	—	—	—	—	—	—
D	Less Disbursements (Attach separate schedule)	—				—	—

E	ENDING BALANCE (C - D)	—	—	—	—	—	—

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.
$—

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1	Depository Name & Location	Comerica Bank

	Account Number	181349827

2	Depository Name & Location

Account Number

3	Depository Name & Location

Account Number

4	Depository Name & Location

Account Number

5	Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date May 20, 2009
Debtor in Possession

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51730

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: Tad V. Machrowicz	Capacity:	☐	Shareholder
		☒	Officer
		☐	Director
		☐	Insider

Detailed Description of Duties: _____________________________________________________________________________
_______________________________________________________________________________________________________
_______________________________________________________________________________________________________

	Weekly	or	Monthly	or	Reporting Period
Current Compensation Paid:					$7,980.77
Current Benefits Paid:
Health Insurance
Life Insurance					$3.46
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits					$323.08

Total Benefits	$—		$—		$326.54
Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$8,307.31

Dated: May 20, 2009
Principal, Officer, Director, or Insider

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51730

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED APRIL 30, 2009 (FROM AND INCLUDING APRIL 16, 2009)

In re:

Noble Land Holdings, Inc.		Case Number: 09-51732

As debtor in possession, I affirm:		Chapter 11

1. That I have reviewed the financial statements attached hereto, consisting of:		Judge: Marci B. Melvor

☒ Operating Statement	(Form 2)

☒ Balance Sheet	(Form 3)

☒ Summary of Operations	(Form 4)

☒ Monthly Cash Statement	(Form 5)

☒ Statement of Compensation	(Form 6)

☒ Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.      That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of thoe Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (If not, attach a written explanation)

YES ☒ NO ☐

3. That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current. (If not, attach a written explanation)	YES ☒ NO ☐

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)	YES ☒ NO ☐

5. All United States Trustee Quarterly fees have been paid and are current.	YES ☒ NO ☐

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)	YES ☐ NO ☒

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: May 20, 2009
Debtor in Possession

Chief Financial Officer (248) 519-0671
Title Phone

OPERATING STATEMENT (P&L)

Period Ending:	April 30, 2009
Case Number:	09-51732
Debtor:	Noble Land Holdings, Inc.

	Current Month	Total Since Filing
Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	—	—
Sales Returns & Allowance	—	—
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	—	—

Total Sales	—	—
Direct Labor	—	—
Direct Labor Overtime	—	—
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	—	—
Direct Labor Health Benefits	—	—
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	—	—
Outside Blanking	—	—
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	—	—
Material Consumption Consigned	—	—
Unreported Material Consumption	—	—
Physical Inventory Variance	—	—
Heat, Light & Power	—	—
Freight OEM	—	—
Freight Other	—	—
Gas	—	—
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	—	—

Total Other Direct Costs	—	—
Total Direct Costs	—	—
Direct Margin	—	—
Indirect Labor Salary	—	—
Indirect Labor Overtime	—	—
Indirect Labor Hourly	—	—
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	—	—
Indirect Labor Health Benefits	—	—
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	—	—

Depreciation	—	—
Building Rent Expense	—	—
Repairs & Maintenance	—	—
Building Grounds Maintenance	—	—
Shop Supplies	—	—
Equipment Rental Expense	—	—
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	—	—
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	—	—
Material Variance	—	—
Burden Variance	—	—

Total Other Indirect Costs	—	—
Total Indirect Costs	—	—
Total Cost of Sales	—	—
Gross Margin	—	—
SG&A Labor	—	—
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	—	—
SG&A Labor Health Benefits	—	—
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	—	—
Bonus Expense	—	—
Depreciation SG&A	—	—
Amortization	—	—
Research & Development SGA	—	—
Travel SG&A	—	—
Safety & Security	—	—
Computer Supplies	—	—
Telephone Expense	—	—
Telephone Expense - Mobile	—	—
Office Expense	—	—
Training SG&A	—	—
Meals & Entertainment	—	—
Dues & Subscriptions	—	—
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	—
Corporate Services Corporate	—	—

Corporate Services General	—	—
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	—
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	—	—
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	—	—
Total SG&A	—	—
Net Operating Profit	—	—
Intercompany Interest	—	—
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	—
Group Allocation SG&A	—	—
Other Income/Expense	—	—

Total Other (Income)/Expense	—	—
Income before Taxes & Minority Interest	—	—
Income Taxes	—	—

Net Income before Minority Interest	—	—
Minority Interest	—	—

Net Income	—	—

BALANCE SHEET

Period Ending:	April 30, 2009
Case Number:	09-51732
Debtor:	Noble Land Holdings, Inc.

	Current Month	Prior Month	At Filing
ASSETS
Cash	—	—	—
Accounts Receivable	—	—	—
Allowance For Bad Debt	—	—	—
Inventory	—	—	—
Inventory Dies	—	—	—
Inventory Prototype	—	—	—
Prepaid Expenses	—	—	—
Notes Receivable	—	—	—
Deferred Tax Asset	—	—	—

Total Current Assets	—	—	—
Machinery & Equipment	—	—	—
MIS Computer Equipment	—	—	—
Building	—	—	—
Land	—	—	—
Office Equipment	—	—	—
Auto & Trucks	—	—	—
Leasehold Improvements	—	—	—
Production Equip In Progress	—	—	—
Accumulated Depreciation	—	—	—

Property, Plant & Equipment, Net	—	—	—
Investments	—	—	—
Other Intangible, Net	—	—	—
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	—	—	—

Total Other Assets	—	—	—

Total Assets	—	—	—

LIABILITIES
Cont Disb General - Post Petition	—	—	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	—	—	—
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	—	—	—
Cont Disb General	—	—	—
Cont Disb Payroll	—	—	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	—	—	—
A/P Manual - Pre Petition	—	—	—
A/P System - Pre Petition	—	—	—
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	—	—	—
Accrued Other	—	—	—
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	—	—	—
Deferred Tax Liability	—	—	—
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	(245,271)	(245,271)	(245,271)

Total Long Term Liabilities	(245,271)	(245,271)	(245,271)

Total Liabilities	(245,271)	(245,271)	(245,271)

Accumulated Other Comprehensive Income	—	—	—
Common Stock	—	—	—
APIC	—	—	—
Retained Earnings	245,271	245,271	245,271
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	245,271	245,271	245,271

Total Liabilities & Stockholders’ Equity	—	—	—

Summary of Operations (Form 4)

For the Period 4/16/09 - 4/30/09

Schedule of Post Petition Taxes Payable

Case No: 09-51732

	Beginning Balance	Withheld	Accrued	Payments / Deposits	Ending Balance
Income Taxes Withheld:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Local	$—	$—	$—	$—	$—
FICA Withheld:	$—	$—	$—	$—	$—
Employers FICA:	$—	$—	$—	$—	$—
Unemployment Tax:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Sales, Use & Excise Taxes:	$—	$—	$—	$—	$—
Property Taxes:	$—	$—	$—	$—	$—
Other:	$—	$—	$—	$—	$—

TOTALS:	$—	$—	$—	$—	$—

SUMMARY OF OPERATIONS

AGING OF ACCOUNTS RECEIVABLE AND POST-PETITION ACCOUNTS PAYABLE

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51732

Age in Days:	0 - 30	30 - 60	Over 60
Post-Petition Accounts Payable	$—	$—	$—
Accounts Receivable	$—	$—	$—

MONTHLY CASH STATEMENT

DEBTOR: Noble Land Holdings, Inc.

PERIOD ENDING: April 30, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51732

	1		2	3	4	5	Total
A Beginning Balance						—	—
B Receipts (Attach separate schedule)							—

C Balance Available (A + B)		—	—	—	—	—	—
D Less Disbursements (Attach separate schedule)						—	—

E ENDING BALANCE (C - D)		—	—	—	—	—	—

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.
$

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1 Depository Name & Location

Account Number

2 Depository Name & Location

Account Number

3 Depository Name & Location

Account Number

4 Depository Name & Location

Account Number

5 Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date May 20, 2009
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51732

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED APRIL 30, 2009 (FROM AND INCLUDING APRIL 16, 2009)

In re:

Noble Manufacturing Group, Inc.		Case Number: 09-51734

As debtor in possession, I affirm:		Chapter 11

1. That I have reviewed the financial statements attached hereto, consisting of:		Judge: Marci B. Melvor

☒ Operating Statement	(Form 2)

☒ Balance Sheet	(Form 3)

☒ Summary of Operations	(Form 4)

☒ Monthly Cash Statement	(Form 5)

☒ Statement of Compensation	(Form 6)

☒ Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.      That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of thoe Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (If not, attach a written explanation)

YES ☒ NO ☐

3. That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current. (If not, attach a written explanation)	YES ☒ NO ☐

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)	YES ☒ NO ☐

5. All United States Trustee Quarterly fees have been paid and are current.	YES ☒ NO ☐

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)	YES ☐ NO ☒

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: May 20, 2009
Debtor in Possession

Chief Financial Officer (248) 519-0671
Title Phone

OPERATING STATEMENT (P&L)

Period Ending:	April 30, 2009
Case Number:	09-51734
Debtor:	Noble Manufacturing Group, Inc.

	Current Month	Total Since Filing
Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	—	—
Sales Returns & Allowance	—	—
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	—	—

Total Sales	—	—
Direct Labor	—	—
Direct Labor Overtime	—	—
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	—	—
Direct Labor Health Benefits	—	—
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	—	—
Outside Blanking	—	—
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	—	—
Material Consumption Consigned	—	—
Unreported Material Consumption	—	—
Physical Inventory Variance	—	—
Heat, Light & Power	—	—
Freight OEM	—	—
Freight Other	—	—
Gas	—	—
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	—	—

Total Other Direct Costs	—	—
Total Direct Costs	—	—
Direct Margin	—	—
Indirect Labor Salary	—	—
Indirect Labor Overtime	—	—
Indirect Labor Hourly	—	—
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	—	—
Indirect Labor Health Benefits	—	—
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	—	—

Depreciation	—	—
Building Rent Expense	—	—
Repairs & Maintenance	—	—
Building Grounds Maintenance	—	—
Shop Supplies	—	—
Equipment Rental Expense	—	—
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	—	—
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	—	—
Material Variance	—	—
Burden Variance	—	—

Total Other Indirect Costs	—	—
Total Indirect Costs	—	—
Total Cost of Sales	—	—
Gross Margin	—	—
SG&A Labor	—	—
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	—	—
SG&A Labor Health Benefits	—	—
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	—	—
Bonus Expense	—	—
Depreciation SG&A	—	—
Amortization	—	—
Research & Development SGA	—	—
Travel SG&A	—	—
Safety & Security	—	—
Computer Supplies	—	—
Telephone Expense	—	—
Telephone Expense - Mobile	—	—
Office Expense	—	—
Training SG&A	—	—
Meals & Entertainment	—	—
Dues & Subscriptions	—	—
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	—
Corporate Services Corporate	—	—

Corporate Services General	—	—
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	—
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	—	—
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	—	—
Total SG&A	—	—
Net Operating Profit	—	—
Intercompany Interest	—	—
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	—
Group Allocation SG&A	—	—
Other Income/Expense	—	—

Total Other (Income)/Expense	—	—
Income before Taxes & Minority Interest	—	—
Income Taxes	—	—

Net Income before Minority Interest	—	—
Minority Interest	—	—

Net Income	—	—

BALANCE SHEET

Period Ending:	April 30, 2009
Case Number:	09-51734
Debtor:	Noble Manufacturing Group, Inc.

	Current Month	Prior Month	At Filing
ASSETS
Cash	—	—	—
Accounts Receivable	—	—	—
Allowance For Bad Debt	—	—	—
Inventory	—	—	—
Inventory Dies	—	—	—
Inventory Prototype	—	—	—
Prepaid Expenses	—	—	—
Notes Receivable	—	—	—
Deferred Tax Asset	—	—	—

Total Current Assets	—	—	—
Machinery & Equipment	—	—	—
MIS Computer Equipment	—	—	—
Building	—	—	—
Land	—	—	—
Office Equipment	—	—	—
Auto & Trucks	—	—	—
Leasehold Improvements	—	—	—
Production Equip In Progress	—	—	—
Accumulated Depreciation	—	—	—

Property, Plant & Equipment, Net	—	—	—
Investments	—	—	—
Other Intangible, Net	—	—	—
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	—	—	—

Total Other Assets	—	—	—

Total Assets	—	—	—

LIABILITIES
Cont Disb General - Post Petition	—	—	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	—	—	—
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	—	—	—
Cont Disb General	—	—	—
Cont Disb Payroll	—	—	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	—	—	—
A/P Manual - Pre Petition	—	—	—
A/P System - Pre Petition	—	—	—
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	—	—	—
Accrued Other	—	—	—
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	—	—	—
Deferred Tax Liability	—	—	—
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	—	—	—

Total Long Term Liabilities	—	—	—

Total Liabilities	—	—	—

Accumulated Other Comprehensive Income	—	—	—
Common Stock	—	—	—
APIC	—	—	—
Retained Earnings	—	—	—
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	—	—	—

Total Liabilities & Stockholders’ Equity	—	—	—

Summary of Operations (Form 4)

For the Period 4/16/09 - 4/30/09

Schedule of Post Petition Taxes Payable

Case No: 09-51734

	Beginning Balance	Withheld	Accrued	Payments / Deposits	Ending Balance
Income Taxes Withheld:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Local	$—	$—	$—	$—	$—
FICA Withheld:	$—	$—	$—	$—	$—
Employers FICA:	$—	$—	$—	$—	$—
Unemployment Tax:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Sales, Use & Excise Taxes:	$—	$—	$—	$—	$—
Property Taxes:	$—	$—	$—	$—	$—
Other:	$—	$—	$—	$—	$—

TOTALS:	$—	$—	$—	$—	$—

SUMMARY OF OPERATIONS

AGING OF ACCOUNTS RECEIVABLE AND POST-PETITION ACCOUNTS PAYABLE

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51734

Age in Days:	0 - 30	30 - 60	Over 60
Post-Petition Accounts Payable	$—	$—	$—
Accounts Receivable	$—	$—	$—

MONTHLY CASH STATEMENT

DEBTOR: Noble Manufacturing Group, Inc.

PERIOD ENDING: April 30, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51734

		1		2	3	4	5	Total
A	Beginning Balance						—	—
B	Receipts (Attach separate schedule)							—

C	Balance Available (A + B)		—	—	—	—	—	—
D	Less Disbursements (Attach separate schedule)						—	—

E	ENDING BALANCE (C - D)		—	—	—	—	—	—

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.
$

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1	Depository Name & Location

Account Number

2	Depository Name & Location

Account Number

3	Depository Name & Location

Account Number

4	Depository Name & Location

Account Number

5	Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date May 20, 2009
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51734

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED APRIL 30, 2009 (FROM AND INCLUDING APRIL 16, 2009)

In re:

Noble Metal Processing, Inc.		Case Number: 09-51737

As debtor in possession, I affirm:		Chapter 11

1. That I have reviewed the financial statements attached hereto, consisting of:		Judge: Marci B. Melvor

☒ Operating Statement	(Form 2)

☒ Balance Sheet	(Form 3)

☒ Summary of Operations	(Form 4)

☒ Monthly Cash Statement	(Form 5)

☒ Statement of Compensation	(Form 6)

☒ Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.      That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of thoe Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (If not, attach a written explanation)

YES ☒ NO ☐

3. That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current. (If not, attach a written explanation)	YES ☒ NO ☐

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)	YES ☒ NO ☐

5. All United States Trustee Quarterly fees have been paid and are current.	YES ☒ NO ☐

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)	YES ☐ NO ☒

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: May 20, 2009
Debtor in Possession

Chief Financial Officer (248) 519-0671
Title Phone

OPERATING STATEMENT (P&L)

Period Ending:	April 30, 2009
Case Number:	09-51737
Debtor:	Noble Metal Processing, Inc.

	Current Month	Total Since Filing
Welding Sales	163,307	163,307
Blanking	58,730	58,730
Blanking Direct	—	—
Roll Forming Sales	423,503	423,503
Transportation	16,705	16,705
Packaging	6,771	6,771
Scrap Sales	15,443	15,443
Dimpling Oiling Other Sales	1,610	1,610
Spot Weld Sales	1,503	1,503
Prototype Sales	—	—
Die Sales	207,165	207,165
Scrap Income	14,226	14,226
Sales Returns & Allowance	2	2
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	1,202,419	1,202,419

Total Sales	2,111,383	2,111,383
Direct Labor	(243,798)	(243,798)
Direct Labor Overtime	(35,578)	(35,578)
Direct Contract Labor	(25,356)	(25,356)
Direct Labor Payroll Taxes	(37,034)	(37,034)
Direct Labor Health Benefits	13,932	13,932
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	(327,835)	(327,835)
Outside Blanking	(70,822)	(70,822)
Outside Contract Manufacturing	—	—
Outside Other	(630)	(630)
Material Consumption Owned	(26,162)	(26,162)
Material Consumption Consigned	—	—
Unreported Material Consumption	(216)	(216)
Physical Inventory Variance	(17,787)	(17,787)
Heat, Light & Power	(1,808)	(1,808)
Freight OEM	(14,177)	(14,177)
Freight Other	(2,133)	(2,133)
Gas	—	—
Shipping Material	(5,620)	(5,620)
Prototype Costs	27	27
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	(1,145,987)	(1,145,987)

Total Other Direct Costs	(1,285,316)	(1,285,316)
Total Direct Costs	(1,613,151)	(1,613,151)
Direct Margin	498,232	498,232
Indirect Labor Salary	(223,766)	(223,766)
Indirect Labor Overtime	(14,566)	(14,566)
Indirect Labor Hourly	(154,548)	(154,548)
Indirect Labor Contract	(2,915)	(2,915)
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	(38,913)	(38,913)
Indirect Labor Health Benefits	5,736	5,736
Indirect Labor Retirement Plan	(2,667)	(2,667)
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	(431,640)	(431,640)

Depreciation	(246,478)	(246,478)
Building Rent Expense	(144,231)	(144,231)
Repairs & Maintenance	(2,592)	(2,592)
Building Grounds Maintenance	(21,741)	(21,741)
Shop Supplies	(14,036)	(14,036)
Equipment Rental Expense	(25,123)	(25,123)
Equipment Rental Intercompany	(4,639)	(4,639)
Equipment Rental Income	22,167	22,167
Insurance	263	263
Travel Indirect	(1,520)	(1,520)
Property Tax	(1,820)	(1,820)
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	298	298
Production Task	—	—
Labor Variance	10,454	10,454
Material Variance	2,391	2,391
Burden Variance	(17,623)	(17,623)

Total Other Indirect Costs	(444,231)	(444,231)
Total Indirect Costs	(875,870)	(875,870)
Total Cost of Sales	(2,489,021)	(2,489,021)
Gross Margin	(377,638)	(377,638)
SG&A Labor	(183,598)	(183,598)
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	(12,584)	(12,584)
SG&A Labor Payroll Taxes	(9,175)	(9,175)
SG&A Labor Health Benefits	5,129	5,129
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	(200,228)	(200,228)
Bonus Expense	—	—
Depreciation SG&A	(24,078)	(24,078)
Amortization	—	—
Research & Development SGA	—	—
Travel SG&A	(793)	(793)
Safety & Security	—	—
Computer Supplies	(14,636)	(14,636)
Telephone Expense	(7,405)	(7,405)
Telephone Expense - Mobile	(221)	(221)
Office Expense	(10,799)	(10,799)
Training SG&A	—	—
Meals & Entertainment	(25)	(25)
Dues & Subscriptions	(2,508)	(2,508)
Employee Relations	—	—
Internal Meals	(33)	(33)
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	(36)	(36)
Corporate Services Corporate	(320,481)	(320,481)

Corporate Services General	10,000	10,000
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	—
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	(2,368)	(2,368)
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	(373,383)	(373,383)
Total SG&A	(573,611)	(573,611)
Net Operating Profit	(951,250)	(951,250)
Intercompany Interest	(73,389)	(73,389)
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	1,226	1,226
Interest Income	—	—
Royalty Income/Expense	161,837	161,837
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	44,384	44,384
Group Allocation SG&A	409,460	409,460
Other Income/Expense	3,936	3,936

Total Other (Income)/Expense	547,455	547,455
Income before Taxes & Minority Interest	(403,795)	(403,795)
Income Taxes	(4,223)	(4,223)

Net Income before Minority Interest	(408,018)	(408,018)
Minority Interest	—	—

Net Income	(408,018)	(408,018)

BALANCE SHEET

Period Ending:	April 30, 2009
Case Number:	09-51737
Debtor:	Noble Metal Processing, Inc.

	Current Month	Prior Month	At Filing
ASSETS
Cash	672,235	380,872	380,872
Accounts Receivable	3,646,076	5,750,136	5,750,136
Allowance For Bad Debt	(161,965)	(161,965)	(161,965)
Inventory	5,049,433	5,854,053	5,854,053
Inventory Dies	960,224	956,474	956,474
Inventory Prototype	13,899	13,872	13,872
Prepaid Expenses	1,773,038	1,751,302	1,751,302
Notes Receivable	—	—	—
Deferred Tax Asset	161	161	161

Total Current Assets	11,953,099	14,544,905	14,544,905
Machinery & Equipment	55,693,986	53,293,109	53,293,109
MIS Computer Equipment	2,522,753	2,515,974	2,515,974
Building	—	—	—
Land	—	—	—
Office Equipment	1,481,934	1,481,934	1,481,934
Auto & Trucks	—	—	—
Leasehold Improvements	1,783,478	1,783,478	1,783,478
Production Equip In Progress	15,900	2,428,981	2,428,981
Accumulated Depreciation	(43,395,558)	(43,125,001)	(43,125,001)

Property, Plant & Equipment, Net	18,102,494	18,378,474	18,378,474
Investments	12,313,479	12,313,479	12,313,479
Other Intangible, Net	—	—	—
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	36,832	447,140	447,140
Assets Held For Sale	—	—	—

Total Other Assets	12,350,312	12,760,620	12,760,620

Total Assets	42,405,905	45,683,999	45,683,999

LIABILITIES
Cont Disb General - Post Petition	2,573	—	—
Cont Disb Payroll - Post Petition	(301,415)	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	2,760,842	2,713,215	2,713,215
A/P Manual - Post Petition	5,183	—	—
A/P System - Post Petition	443,456	535	535
Cont Disb General	(0)	—	—
Cont Disb Payroll	(181,813)	(411,922)	(411,922)
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	5,941,620	13,019,129	13,019,129
A/P Manual - Pre Petition	2,760,842	2,713,215	2,713,215
A/P System - Pre Petition	389,048	672,283	672,283
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	1,251,682	1,029,937	1,029,937
Accrued Other	228,743	19,790	19,790
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	10,539,920	17,042,967	17,042,967
Deferred Tax Liability	(828)	(828)	(828)
Capital Lease	—	—	—
Revolver Pre-Petition	6,000,000	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	435,379	439,861	439,861
Intercompany Line Of Credit	(88,791,289)	(82,811,276)	(82,811,276)
Intercompany Non Cash	44,642,092	41,024,626	41,024,626

Total Long Term Liabilities	(37,714,647)	(41,347,617)	(41,347,617)

Total Liabilities	(27,174,727)	(24,304,650)	(24,304,650)

Accumulated Other Comprehensive Income	(765,938)	(765,938)	(765,938)
Common Stock	1,000	1,000	1,000
APIC	—	—	—
Retained Earnings	70,345,569	70,753,587	70,753,587
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	69,580,631	69,988,649	69,988,649

Total Liabilities & Stockholders’ Equity	42,405,905	45,683,999	45,683,999

Summary of Operations (Form 4)

For the Period 4/16/09 - 4/30/09

Schedule of Post Petition Taxes Payable

Case No: 09-51737

	Beginning Balance	Withheld	Accrued	Payments / Deposits	Ending Balance
Income Taxes Withheld:
Federal	$—	$69,504.56	$70,580.08	$75,069.45	$65,015.19
State	$—	$23,750.86	$22,764.09	$25,055.80	$21,459.15
Local	$—	$3,201.50	$3,127.86	$3,538.16	$2,791.20
FICA Withheld:	$—	$50,290.30	$46,135.22	$51,488.59	$44,936.93
Employers FICA:	$—	$50,290.30	$46,135.22	$51,488.59	$44,936.93
Unemployment Tax:
Federal	$—	$662.97	$428.21	$604.86	$486.32
State	$—	$11,895.55	$8,386.27	$11,135.37	$9,146.45
Sales, Use & Excise Taxes:	$—	$—	$—	$—	$—
Property Taxes:	$—	$—	$—	$—	$—
Other:	$—	$—	$—	$—	$—

TOTALS:	$—	$209,596.04	$197,556.94	$218,380.82	$188,772.16

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51737

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: James W. Ayer	Capacity:	☐	Shareholder
		☒	Officer
		☐	Director
		☐	Insider

Detailed Description of Duties: ______________________________________________________________________________
_______________________________________________________________________________________________________
_______________________________________________________________________________________________________

	Weekly	or	Monthly	or	Reporting Period
Current Compensation Paid:					$7,307.70
Current Benefits Paid:
Health Insurance
Life Insurance
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits					$276.92

Total Benefits	$—		$—		$276.92
Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)					$7,308.00
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$7,308.00

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$14,892.62

Dated: May 20, 2009
Principal, Officer, Director, or Insider

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51737

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: Jim A. Degen	Capacity:	☐	Shareholder
		☒	Officer
		☐	Director
		☐	Insider

Detailed Description of Duties: ____________________________________________________________________________
_______________________________________________________________________________________________________
_______________________________________________________________________________________________________

	Weekly	or	Monthly	or	Reporting Period
Current Compensation Paid:					$7,710.23
Current Benefits Paid:
Health Insurance
Life Insurance					$5.31
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits					$346.15

Total Benefits	$—		$—		$351.46
Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$8,061.69

Dated: May 20, 2009
Principal, Officer, Director, or Insider

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51737

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: Chad Raynes	Capacity:	☐	Shareholder
		☒	Officer
		☐	Director
		☐	Insider

Detailed Description of Duties: ______________________________________________________________________________
_______________________________________________________________________________________________________
_______________________________________________________________________________________________________

	Weekly	or	Monthly	or	Reporting Period
Current Compensation Paid:					$6,923.08
Current Benefits Paid:
Health Insurance
Life Insurance					$2.08
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits					$346.15

Total Benefits	$—		$—		$348.23
Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$7,271.31

Dated: May 20, 2009
Principal, Officer, Director, or Insider

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51737

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: Jon R. Smith	Capacity:	☐	Shareholder
		☒	Officer
		☐	Director
		☐	Insider

Detailed Description of Duties: ____________________________________________________________________________
_______________________________________________________________________________________________________
_______________________________________________________________________________________________________

	Weekly	or	Monthly	or	Reporting Period
Current Compensation Paid:					$5,603.70
Current Benefits Paid:
Health Insurance
Life Insurance					$3.46
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits					$346.15

Total Benefits	$—		$—		$349.61
Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$5,953.31

Dated: May 20, 2009
Principal, Officer, Director, or Insider

SUMMARY OF OPERATIONS

AGING OF ACCOUNTS RECEIVABLE AND POST-PETITION ACCOUNTS PAYABLE

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51737

Age in Days:	0 - 30	30 - 60	Over 60
Post-Petition Accounts Payable	$268,428.25	$—	$—
Accounts Receivable	$837,260.74	$195,506.44	$333,683.21

MONTHLY CASH STATEMENT

DEBTOR: Noble Metal Processing, Inc.

PERIOD ENDING: April 30, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51737

		1	2	3	4	5	Total
A	Beginning Balance	33,949.50	211,215.45	—	—	134,558.97	379,723.92
B	Receipts (Attach separate schedule)	211,704.49	—	77,196.06	852.01	—	289,752.56

C	Balance Available (A + B)	245,653.99	211,215.45	77,196.06	852.01	134,558.97	669,476.48
D	Less Disbursements (Attach separate schedule)	—	(165.00)	—	—	(36.00)	(201.00)

E	ENDING BALANCE (C - D)	245,653.99	211,050.45	77,196.06	852.01	134,522.97	669,275.48

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.
		$(201.00)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1	Depository Name & Location	Comerica Bank

	Account Number	1852505674

2	Depository Name & Location	Comerica Bank

	Account Number	1851350668

3	Depository Name & Location	Comerica Bank

	Account Number	1850884261

4	Depository Name & Location	Comerica Bank

	Account Number	1850845775

5	Depository Name & Location	Comerica Bank

	Account Number	1852383205

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date May 20, 2009
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51737

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED APRIL 30, 2009 (FROM AND INCLUDING APRIL 16, 2009)

In re:

Noble Metal Processing Indiana, Inc.		Case Number: 09-51738

As debtor in possession, I affirm:		Chapter 11

1. That I have reviewed the financial statements attached hereto, consisting of:		Judge: Marci B. Melvor

☒ Operating Statement	(Form 2)

☒ Balance Sheet	(Form 3)

☒ Summary of Operations	(Form 4)

☒ Monthly Cash Statement	(Form 5)

☒ Statement of Compensation	(Form 6)

☒ Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.      That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of thoe Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (If not, attach a written explanation)

YES ☒ NO ☐

3. That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current. (If not, attach a written explanation)	YES ☒ NO ☐

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)	YES ☒ NO ☐

5. All United States Trustee Quarterly fees have been paid and are current.	YES ☒ NO ☐

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)	YES ☐ NO ☒

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: May 20, 2009
Debtor in Possession

Chief Financial Officer (248) 519-0671
Title Phone

OPERATING STATEMENT (P&L)

Period Ending:	April 30, 2009
Case Number:	09-51738
Debtor:	Noble Metal Processing - Indiana, Inc.

	Current Month	Total Since Filing
Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	950,325	950,325
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	11,224	11,224
Sales Returns & Allowance	(4,377)	(4,377)
Contract Manufacturing Sales	—	—
Other Sales	36,817	36,817
Task Sales	—	—
Steel Sales	1,718,487	1,718,487

Total Sales	2,712,476	2,712,476
Direct Labor	(158,969)	(158,969)
Direct Labor Overtime	(36,451)	(36,451)
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	(15,153)	(15,153)
Direct Labor Health Benefits	7,577	7,577
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	(2,000)	(2,000)
Direct Labor Gainsharing	(10,000)	(10,000)

Total Direct Labor	(214,996)	(214,996)
Outside Blanking	(19,276)	(19,276)
Outside Contract Manufacturing	—	—
Outside Other	(1,587)	(1,587)
Material Consumption Owned	(20,747)	(20,747)
Material Consumption Consigned	—	—
Unreported Material Consumption	28	28
Physical Inventory Variance	17,127	17,127
Heat, Light & Power	(34,059)	(34,059)
Freight OEM	—	—
Freight Other	(17,948)	(17,948)
Gas	(5,960)	(5,960)
Shipping Material	(4,125)	(4,125)
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	(1,652,947)	(1,652,947)

Total Other Direct Costs	(1,739,493)	(1,739,493)
Total Direct Costs	(1,954,489)	(1,954,489)
Direct Margin	757,988	757,988
Indirect Labor Salary	(45,104)	(45,104)
Indirect Labor Overtime	(13,867)	(13,867)
Indirect Labor Hourly	(65,896)	(65,896)
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	(6,187)	(6,187)
Indirect Labor Health Benefits	1,994	1,994
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	(1,000)	(1,000)
Indirect Labor Gainsharing	(3,500)	(3,500)

Total Indirect Labor	(133,560)	(133,560)

Depreciation	(102,260)	(102,260)
Building Rent Expense	(44,392)	(44,392)
Repairs & Maintenance	(11,460)	(11,460)
Building Grounds Maintenance	(4,742)	(4,742)
Shop Supplies	(12,975)	(12,975)
Equipment Rental Expense	(11,252)	(11,252)
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	(9,656)	(9,656)
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	(15,891)	(15,891)
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	29,863	29,863
Material Variance	48,479	48,479
Burden Variance	63,191	63,191

Total Other Indirect Costs	(71,094)	(71,094)
Total Indirect Costs	(204,654)	(204,654)
Total Cost of Sales	(2,159,142)	(2,159,142)
Gross Margin	553,334	553,334
SG&A Labor	(16,178)	(16,178)
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	(1,208)	(1,208)
SG&A Labor Health Benefits	1,200	1,200
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	(16,186)	(16,186)
Bonus Expense	—	—
Depreciation SG&A	(704)	(704)
Amortization	—	—
Research & Development SGA	—	—
Travel SG&A	(614)	(614)
Safety & Security	—	—
Computer Supplies	(105)	(105)
Telephone Expense	—	—
Telephone Expense - Mobile	(229)	(229)
Office Expense	(1,206)	(1,206)
Training SG&A	—	—
Meals & Entertainment	(18)	(18)
Dues & Subscriptions	—	—
Employee Relations	(48)	(48)
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	—
Corporate Services Corporate	—	—

Corporate Services General	(1,651)	(1,651)
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	—
Business Insurance	—	—
Club Dues	—	—
Commission Expense	(21,051)	(21,051)
Other Taxes & Penalties	—	—
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	(25,626)	(25,626)
Total SG&A	(41,812)	(41,812)
Net Operating Profit	511,522	511,522
Intercompany Interest	(73,657)	(73,657)
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	—
Group Allocation SG&A	(201,579)	(201,579)
Other Income/Expense	—	—

Total Other (Income)/Expense	(275,237)	(275,237)
Income before Taxes & Minority Interest	236,285	236,285
Income Taxes	—	—

Net Income before Minority Interest	236,285	236,285
Minority Interest	—	—

Net Income	236,285	236,285

BALANCE SHEET

Period Ending:	April 30, 2009
Case Number:	09-51738
Debtor:	Noble Metal Processing - Indiana, Inc.

	Current Month	Prior Month	At Filing
ASSETS
Cash	500	500	500
Accounts Receivable	2,977,328	3,375,546	3,375,546
Allowance For Bad Debt	(43,000)	(43,000)	(43,000)
Inventory	1,958,747	1,409,685	1,409,685
Inventory Dies	119,310	119,310	119,310
Inventory Prototype	5,825	5,825	5,825
Prepaid Expenses	154,835	57,110	57,110
Notes Receivable	—	—	—
Deferred Tax Asset	—	—	—

Total Current Assets	5,173,544	4,924,976	4,924,976
Machinery & Equipment	17,953,224	17,953,224	17,953,224
MIS Computer Equipment	38,179	38,179	38,179
Building	—	—	—
Land	—	—	—
Office Equipment	58,853	58,853	58,853
Auto & Trucks	—	—	—
Leasehold Improvements	73,295	73,295	73,295
Production Equip In Progress	1,928,503	1,928,503	1,928,503
Accumulated Depreciation	(5,859,597)	(5,756,633)	(5,756,633)

Property, Plant & Equipment, Net	14,192,457	14,295,421	14,295,421
Investments	—	—	—
Other Intangible, Net	—	—	—
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	—	—	—

Total Other Assets	—	—	—

Total Assets	19,366,001	19,220,397	19,220,397

LIABILITIES
Cont Disb General - Post Petition	—	—	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	277,227	279,255	279,255
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	815,303	19,215	19,215
Cont Disb General	—	—	—
Cont Disb Payroll	0	—	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	4,670,088	5,523,562	5,523,562
A/P Manual - Pre Petition	277,227	279,255	279,255
A/P System - Pre Petition	45,333	29,560	29,560
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	393,753	320,608	320,608
Accrued Other	499,433	527,557	527,557
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	6,701,137	6,699,757	6,699,757
Deferred Tax Liability	—	—	—
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	16,478,296	16,570,357	16,570,357

Total Long Term Liabilities	16,478,296	16,570,357	16,570,357

Total Liabilities	23,179,432	23,270,113	23,270,113

Accumulated Other Comprehensive Income	—	—	—
Common Stock	—	—	—
APIC	—	—	—
Retained Earnings	(3,813,431)	(4,049,717)	(4,049,717)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	(3,813,431)	(4,049,717)	(4,049,717)

Total Liabilities & Stockholders’ Equity	19,366,001	19,220,397	19,220,397

Summary of Operations (Form 4)

For the Period 4/16/09 - 4/30/09

Schedule of Post Petition Taxes Payable

Case No: 09-51738

	Beginning Balance	Withheld	Accrued	Payments / Deposits	Ending Balance
Income Taxes Withheld:
Federal	$—	$19,739.79	$29,429.83	$28,954.87	$20,214.75
State	$—	$7,454.75	$8,345.29	$8,742.01	$7,058.03
Local	$—	$3,775.74	$4,130.39	$4,344.24	$3,561.89
FICA Withheld:	$—	$17,947.65	$19,012.58	$20,109.15	$16,851.08
Employers FICA:	$—	$17,947.65	$19,012.58	$20,109.15	$16,851.08
Unemployment Tax:
Federal	$—	$299.56	$255.09	$276.22	$278.43
State	$—	$1,418.95	$1,208.70	$1,308.63	$1,319.02
Sales, Use & Excise Taxes:	$—	$—	$295.00	$—	$295.00
Property Taxes:	$—	$—	$9,656.00	$—	$9,656.00
Other:	$—	$—	$—	$—	$—

TOTALS:	$—	$68,584.09	$91,345.47	$83,844.27	$76,085.29

SUMMARY OF OPERATIONS

AGING OF ACCOUNTS RECEIVABLE AND POST-PETITION ACCOUNTS PAYABLE

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51738

Age in Days:	0 - 30	30 - 60	Over 60
Post-Petition Accounts Payable	$878,616.83	$—	$—
Accounts Receivable	$1,871,495.04	$458,082.51	$647,750.07

MONTHLY CASH STATEMENT

DEBTOR: Noble Metal Processing - Indiana, Inc.

PERIOD ENDING: April 30, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51738

	1	2	3	4	5	Total
A Beginning Balance	—				—	—
B Receipts (Attach separate schedule)	—					—

C Balance Available (A + B)	—	—	—	—	—	—
D Less Disbursements (Attach separate schedule)	(100.00)				—	(100.00)

E ENDING BALANCE (C - D)	(100.00)	—	—	—	—	(100.00)

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.
	$(100.00)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1 Depository Name & Location	Comerica Bank

Account Number	1851849255

2 Depository Name & Location

Account Number

3 Depository Name & Location

Account Number

4 Depository Name & Location

Account Number

5 Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date May 20, 2009
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51738

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED APRIL 30, 2009 (FROM AND INCLUDING APRIL 16, 2009)

In re:

Noble Manufacturing Group, Inc.		Case Number: 09-51734

As debtor in possession, I affirm:		Chapter 11

1. That I have reviewed the financial statements attached hereto, consisting of:		Judge: Marci B. Melvor

☒ Operating Statement	(Form 2)

☒ Balance Sheet	(Form 3)

☒ Summary of Operations	(Form 4)

☒ Monthly Cash Statement	(Form 5)

☒ Statement of Compensation	(Form 6)

☒ Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.      That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of thoe Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (If not, attach a written explanation)

YES ☒ NO ☐

3. That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current. (If not, attach a written explanation)	YES ☒ NO ☐

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)	YES ☒ NO ☐

5. All United States Trustee Quarterly fees have been paid and are current.	YES ☒ NO ☐

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)	YES ☐ NO ☒

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: May 20, 2009
Debtor in Possession

Chief Financial Officer (248) 519-0671
Title Phone

OPERATING STATEMENT (P&L)

Period Ending:	April 30, 2009
Case Number:	09-51734
Debtor:	Noble Manufacturing Group, Inc.

	Current Month	Total Since Filing
Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	—	—
Sales Returns & Allowance	—	—
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	—	—

Total Sales	—	—
Direct Labor	—	—
Direct Labor Overtime	—	—
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	—	—
Direct Labor Health Benefits	—	—
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	—	—
Outside Blanking	—	—
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	—	—
Material Consumption Consigned	—	—
Unreported Material Consumption	—	—
Physical Inventory Variance	—	—
Heat, Light & Power	—	—
Freight OEM	—	—
Freight Other	—	—
Gas	—	—
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	—	—

Total Other Direct Costs	—	—
Total Direct Costs	—	—
Direct Margin	—	—
Indirect Labor Salary	—	—
Indirect Labor Overtime	—	—
Indirect Labor Hourly	—	—
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	—	—
Indirect Labor Health Benefits	—	—
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	—	—

Depreciation	—	—
Building Rent Expense	—	—
Repairs & Maintenance	—	—
Building Grounds Maintenance	—	—
Shop Supplies	—	—
Equipment Rental Expense	—	—
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	—	—
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	—	—
Material Variance	—	—
Burden Variance	—	—

Total Other Indirect Costs	—	—
Total Indirect Costs	—	—
Total Cost of Sales	—	—
Gross Margin	—	—
SG&A Labor	—	—
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	—	—
SG&A Labor Health Benefits	—	—
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	—	—
Bonus Expense	—	—
Depreciation SG&A	—	—
Amortization	—	—
Research & Development SGA	—	—
Travel SG&A	—	—
Safety & Security	—	—
Computer Supplies	—	—
Telephone Expense	—	—
Telephone Expense - Mobile	—	—
Office Expense	—	—
Training SG&A	—	—
Meals & Entertainment	—	—
Dues & Subscriptions	—	—
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	—
Corporate Services Corporate	—	—

Corporate Services General	—	—
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	—
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	—	—
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	—	—
Total SG&A	—	—
Net Operating Profit	—	—
Intercompany Interest	—	—
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	—
Group Allocation SG&A	—	—
Other Income/Expense	—	—

Total Other (Income)/Expense	—	—
Income before Taxes & Minority Interest	—	—
Income Taxes	—	—

Net Income before Minority Interest	—	—
Minority Interest	—	—

Net Income	—	—

BALANCE SHEET

Period Ending:	April 30, 2009
Case Number:	09-51734
Debtor:	Noble Manufacturing Group, Inc.

	Current Month	Prior Month	At Filing
ASSETS
Cash	—	—	—
Accounts Receivable	—	—	—
Allowance For Bad Debt	—	—	—
Inventory	—	—	—
Inventory Dies	—	—	—
Inventory Prototype	—	—	—
Prepaid Expenses	—	—	—
Notes Receivable	—	—	—
Deferred Tax Asset	—	—	—

Total Current Assets	—	—	—
Machinery & Equipment	—	—	—
MIS Computer Equipment	—	—	—
Building	—	—	—
Land	—	—	—
Office Equipment	—	—	—
Auto & Trucks	—	—	—
Leasehold Improvements	—	—	—
Production Equip In Progress	—	—	—
Accumulated Depreciation	—	—	—

Property, Plant & Equipment, Net	—	—	—
Investments	—	—	—
Other Intangible, Net	—	—	—
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	—	—	—

Total Other Assets	—	—	—

Total Assets	—	—	—

LIABILITIES
Cont Disb General - Post Petition	—	—	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	—	—	—
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	—	—	—
Cont Disb General	—	—	—
Cont Disb Payroll	—	—	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	—	—	—
A/P Manual - Pre Petition	—	—	—
A/P System - Pre Petition	—	—	—
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	—	—	—
Accrued Other	—	—	—
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	—	—	—
Deferred Tax Liability	—	—	—
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	—	—	—

Total Long Term Liabilities	—	—	—

Total Liabilities	—	—	—

Accumulated Other Comprehensive Income	—	—	—
Common Stock	—	—	—
APIC	—	—	—
Retained Earnings	—	—	—
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	—	—	—

Total Liabilities & Stockholders’ Equity	—	—	—

Summary of Operations (Form 4)

For the Period 4/16/09 - 4/30/09

Schedule of Post Petition Taxes Payable

Case No: 09-51734

	Beginning Balance	Withheld	Accrued	Payments/ Deposits	Ending Balance
Income Taxes Withheld:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Local	$—	$—	$—	$—	$—
FICA Withheld:	$—	$—	$—	$—	$—
Employers FICA:	$—	$—	$—	$—	$—
Unemployment Tax:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Sales, Use & Excise Taxes:	$—	$—	$—	$—	$—
Property Taxes:	$—	$—	$—	$—	$—
Other:	$—	$—	$—	$—	$—

TOTALS:	$—	$—	$—	$—	$—

SUMMARY OF OPERATIONS

AGING OF ACCOUNTS RECEIVABLE AND POST-PETITION ACCOUNTS PAYABLE

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51735

Age in Days:	0 - 30	30 - 60	Over 60
Post-Petition Accounts Payable	$132,545.38	$—	$—
Accounts Receivable	$803,378.82	$68,071.50	$446,859.80

MONTHLY CASH STATEMENT

DEBTOR: Noble Manufacturing Group, Inc.

PERIOD ENDING: April 30, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51734

	1	2	3	4	5	Total
A Beginning Balance					—	—
B Receipts (Attach separate schedule)						—

C Balance Available (A + B)	—	—	—	—	—	—
D Less Disbursements (Attach separate schedule)					—	—

E ENDING BALANCE (C - D)	—	—	—	—	—	—

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.
$—

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1 Depository Name & Location

Account Number

2 Depository Name & Location

Account Number

3 Depository Name & Location

Account Number

4 Depository Name & Location

Account Number

5 Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date May 20, 2009
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51734

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED APRIL 30, 2009 (FROM AND INCLUDING APRIL 16, 2009)

In re:

Noble Metal Processing New York, Inc.	Case Number: 09-51741

As debtor in possession, I affirm:	Chapter 11

1. That I have reviewed the financial statements attached hereto, consisting of:	Judge: Marci B. Melvor

☒ Operating Statement	(Form 2)

☒ Balance Sheet	(Form 3)

☒ Summary of Operations	(Form 4)

☒ Monthly Cash Statement	(Form 5)

☒ Statement of Compensation	(Form 6)

☒ Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.      That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of thoe Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (If not, attach a written explanation)

YES ☒ NO ☐

3. That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current. (If not, attach a written explanation)	YES ☒ NO ☐

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)	YES ☒ NO ☐

5. All United States Trustee Quarterly fees have been paid and are current.	YES ☒ NO ☐

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)	YES ☐ NO ☒

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: May 20, 2009
Debtor in Possession

Chief Financial Officer (248) 519-0671
Title Phone

OPERATING STATEMENT (P&L)

Period Ending:	April 30, 2009
Case Number:	09-51741
Debtor:	Noble Metal Processing - New York, Inc.

	Current Month	Total Since Filing
Welding Sales	44,005	44,005
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	2,200	2,200
Packaging	737	737
Scrap Sales	4,921	4,921
Dimpling Oiling Other Sales	1,704	1,704
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	713	713
Sales Returns & Allowance	(26)	(26)
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	198,673	198,673

Total Sales	252,927	252,927
Direct Labor	(535)	(535)
Direct Labor Overtime	—	—
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	(106)	(106)
Direct Labor Health Benefits	—	—
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	(640)	(640)
Outside Blanking	—	—
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	(1,343)	(1,343)
Material Consumption Consigned	—	—
Unreported Material Consumption	(86)	(86)
Physical Inventory Variance	—	—
Heat, Light & Power	1,850	1,850
Freight OEM	—	—
Freight Other	—	—
Gas	—	—
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	(196,238)	(196,238)

Total Other Direct Costs	(195,817)	(195,817)
Total Direct Costs	(196,458)	(196,458)
Direct Margin	56,470	56,470
Indirect Labor Salary	(2,092)	(2,092)
Indirect Labor Overtime	—	—
Indirect Labor Hourly	222	222
Indirect Labor Contract	(381)	(381)
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	(3,304)	(3,304)
Indirect Labor Health Benefits	630	630
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	(4,926)	(4,926)

Depreciation	—	—
Building Rent Expense	(4,426)	(4,426)
Repairs & Maintenance	—	—
Building Grounds Maintenance	—	—
Shop Supplies	(324)	(324)
Equipment Rental Expense	(87)	(87)
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	—	—
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	(2,354)	(2,354)
Material Variance	120	120
Burden Variance	(17,975)	(17,975)

Total Other Indirect Costs	(25,046)	(25,046)
Total Indirect Costs	(29,972)	(29,972)
Total Cost of Sales	(226,430)	(226,430)
Gross Margin	26,497	26,497
SG&A Labor	—	—
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	—	—
SG&A Labor Health Benefits	—	—
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	—	—
Bonus Expense	—	—
Depreciation SG&A	—	—
Amortization	—	—
Research & Development SGA	—	—
Travel SG&A	—	—
Safety & Security	—	—
Computer Supplies	—	—
Telephone Expense	—	—
Telephone Expense - Mobile	—	—
Office Expense	—	—
Training SG&A	—	—
Meals & Entertainment	—	—
Dues & Subscriptions	—	—
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	(64)	(64)
Corporate Services Corporate	—	—

Corporate Services General	—	—
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	—
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	—	—
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	(64)	(64)
Total SG&A	(64)	(64)
Net Operating Profit	26,433	26,433
Intercompany Interest	—	—
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	—
Group Allocation SG&A	—	—
Other Income/Expense	—	—

Total Other (Income)/Expense	—	—
Income before Taxes & Minority Interest	26,433	26,433
Income Taxes	—	—

Net Income before Minority Interest	26,433	26,433
Minority Interest	—	—

Net Income	26,433	26,433

BALANCE SHEET

Period Ending:	April 30, 2009
Case Number:	09-51741
Debtor:	Noble Metal Processing - New York, Inc.

	Current Month	Prior Month	At Filing
ASSETS
Cash	—	—	—
Accounts Receivable	1,358	342,474	342,474
Allowance For Bad Debt	—	—	—
Inventory	0	201,456	201,456
Inventory Dies	—	—	—
Inventory Prototype	—	—	—
Prepaid Expenses	88,314	88,314	88,314
Notes Receivable	—	—	—
Deferred Tax Asset	4,429	4,429	4,429

Total Current Assets	94,101	636,672	636,672
Machinery & Equipment	—	—	—
MIS Computer Equipment	—	—	—
Building	—	—	—
Land	—	—	—
Office Equipment	—	—	—
Auto & Trucks	—	—	—
Leasehold Improvements	—	—	—
Production Equip In Progress	—	—	—
Accumulated Depreciation	(0)	—	—

Property, Plant & Equipment, Net	(0)	—	—
Investments	—	—	—
Other Intangible, Net	—	—	—
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	—	—	—

Total Other Assets	—	—	—

Total Assets	94,101	636,672	636,672

LIABILITIES
Cont Disb General - Post Petition	—	—	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	—	4,428	4,428
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	6,644	6,644	6,644
Cont Disb General	64	—	—
Cont Disb Payroll	—	—	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	7,067	454,583	454,583
A/P Manual - Pre Petition	—	4,428	4,428
A/P System - Pre Petition	—	—	—
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	421	7,841	7,841
Accrued Other	3,376	5,226	5,226
Accrued Scrap	—	—	—
Accrued Taxes	13,945	13,945	13,945
Accrued Interest	—	—	—

Total Current Liabilities	31,516	492,666	492,666
Deferred Tax Liability	(133,491)	(133,491)	(133,491)
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	1,260,313	1,368,168	1,368,168

Total Long Term Liabilities	1,126,822	1,234,677	1,234,677

Total Liabilities	1,158,339	1,727,344	1,727,344

Accumulated Other Comprehensive Income	—	—	—
Common Stock	—	—	—
APIC	—	—	—
Retained Earnings	(1,064,238)	(1,090,671)	(1,090,671)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	(1,064,238)	(1,090,671)	(1,090,671)

Total Liabilities & Stockholders’ Equity	94,101	636,672	636,672

Summary of Operations (Form 4)

For the Period 4/16/09 - 4/30/09

Schedule of Post Petition Taxes Payable

Case No: 09-51741

	Beginning Balance	Withheld	Accrued	Payments / Deposits	Ending Balance
Income Taxes Withheld:
Federal	$—	$2,333.75	$—	$867.39	$1,466.36
State	$—	$1,203.10	$—	$363.22	$839.88
Local	$—	$—	$—		$—
FICA Withheld:	$—	$1,891.63	$—	$553.30	$1,338.33
Employers FICA:	$—	$1,891.63	$—	$553.30	$1,338.33
Unemployment Tax:
Federal	$—	$48.39	$—	$23.06	$25.33
State	$—	$542.24	$—	$277.68	$264.56
Sales, Use & Excise Taxes:	$—	$—	$—	$—	$—
Property Taxes:	$—	$—	$—	$—	$—
Other:	$—	$—	$—	$—	$—

TOTALS:	$—	$7,910.74	$—	$2,637.95	$5,272.79

SUMMARY OF OPERATIONS

AGING OF ACCOUNTS RECEIVABLE AND POST-PETITION ACCOUNTS PAYABLE

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51741

Age in Days:	0 - 30	30 - 60	Over 60
Post-Petition Accounts Payable	$125,214.69	$—	$—
Accounts Receivable	$115,100.08	$—	$—

MONTHLY CASH STATEMENT

DEBTOR: Noble Metal Processing - New York, Inc.

PERIOD ENDING: April 30, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51741

		1	2	3	4	5	Total
A	Beginning Balance	—				—	—
B	Receipts (Attach separate schedule)	—					—

C	Balance Available (A + B)	—	—	—	—	—	—
D	Less Disbursements (Attach separate schedule)	(64.00)				—	(64.00)

E	ENDING BALANCE (C - D)	(64.00)	—	—	—	—	(64.00)

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.
		$(64.00)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1	Depository Name & Location	Comerica Bank

	Account Number	1851849347

2	Depository Name & Location

Account Number

3	Depository Name & Location

Account Number

4	Depository Name & Location

Account Number

5	Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date May 20, 2009
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51741

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED APRIL 30, 2009 (FROM AND INCLUDING APRIL 16, 2009)

In re:

Noble Metal Processing Ohio, LLC		Case Number: 09-51742

As debtor in possession, I affirm:		Chapter 11

1. That I have reviewed the financial statements attached hereto, consisting of:		Judge: Marci B. Melvor

☒ Operating Statement	(Form 2)

☒ Balance Sheet	(Form 3)

☒ Summary of Operations	(Form 4)

☒ Monthly Cash Statement	(Form 5)

☒ Statement of Compensation	(Form 6)

☒ Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.      That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of thoe Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (If not, attach a written explanation)

YES ☒ NO ☐

3. That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current. (If not, attach a written explanation)	YES ☒ NO ☐

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)	YES ☒ NO ☐

5. All United States Trustee Quarterly fees have been paid and are current.	YES ☒ NO ☐

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)	YES ☐ NO ☒

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: May 20, 2009
Debtor in Possession

Chief Financial Officer (248) 519-0671
Title Phone

OPERATING STATEMENT (P&L)

Period Ending:	April 30, 2009
Case Number:	09-51742
Debtor:	Noble Metal Processing - Ohio, LLC

	Current Month	Total Since Filing
Welding Sales	53,514	53,514
Blanking	21,638	21,638
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	6,956	6,956
Packaging	1,073	1,073
Scrap Sales	14,750	14,750
Dimpling Oiling Other Sales	1,559	1,559
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	—	—
Sales Returns & Allowance	(0)	(0)
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	388,319	388,319

Total Sales	487,808	487,808
Direct Labor	(849)	(849)
Direct Labor Overtime	(9)	(9)
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	89	89
Direct Labor Health Benefits	372	372
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	(397)	(397)
Outside Blanking	(20,877)	(20,877)
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	(1,916)	(1,916)
Material Consumption Consigned	—	—
Unreported Material Consumption	855	855
Physical Inventory Variance	—	—
Heat, Light & Power	—	—
Freight OEM	(4,137)	(4,137)
Freight Other	—	—
Gas	(4,889)	(4,889)
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	(356,410)	(356,410)

Total Other Direct Costs	(387,374)	(387,374)
Total Direct Costs	(387,771)	(387,771)
Direct Margin	100,037	100,037
Indirect Labor Salary	(23,541)	(23,541)
Indirect Labor Overtime	(4)	(4)
Indirect Labor Hourly	(2,129)	(2,129)
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	(1,921)	(1,921)
Indirect Labor Health Benefits	211	211
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	(27,384)	(27,384)

Depreciation	(7,151)	(7,151)
Building Rent Expense	(37,002)	(37,002)
Repairs & Maintenance	278	278
Building Grounds Maintenance	(2,487)	(2,487)
Shop Supplies	—	—
Equipment Rental Expense	(7,501)	(7,501)
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	(468)	(468)
Travel Indirect	—	—
Property Tax	(2,807)	(2,807)
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	(560)	(560)
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	(2,303)	(2,303)
Material Variance	3	3
Burden Variance	(35,982)	(35,982)

Total Other Indirect Costs	(95,980)	(95,980)
Total Indirect Costs	(123,365)	(123,365)
Total Cost of Sales	(511,136)	(511,136)
Gross Margin	(23,328)	(23,328)
SG&A Labor	(540)	(540)
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	(46)	(46)
SG&A Labor Health Benefits	(38)	(38)
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	(624)	(624)
Bonus Expense	—	—
Depreciation SG&A	(163)	(163)
Amortization	—	—
Research & Development SGA	—	—
Travel SG&A	(114)	(114)
Safety & Security	—	—
Computer Supplies	—	—
Telephone Expense	(103)	(103)
Telephone Expense - Mobile	—	—
Office Expense	(121)	(121)
Training SG&A	—	—
Meals & Entertainment	—	—
Dues & Subscriptions	—	—
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	—
Corporate Services Corporate	—	—

Corporate Services General	—	—
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	—
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	—	—
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	(501)	(501)
Total SG&A	(1,125)	(1,125)
Net Operating Profit	(24,452)	(24,452)
Intercompany Interest	(2,456)	(2,456)
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	(6,392)	(6,392)
Group Allocation SG&A	(4,972)	(4,972)
Other Income/Expense	—	—

Total Other (Income)/Expense	(13,820)	(13,820)
Income before Taxes & Minority Interest	(38,272)	(38,272)
Income Taxes	—	—

Net Income before Minority Interest	(38,272)	(38,272)
Minority Interest	—	—

Net Income	(38,272)	(38,272)

BALANCE SHEET

Period Ending:	April 30, 2009
Case Number:	09-51742
Debtor:	Noble Metal Processing - Ohio, LLC

	Current Month	Prior Month	At Filing
ASSETS
Cash	283	—	—
Accounts Receivable	315,607	182,698	182,698
Allowance For Bad Debt	(11,000)	(11,000)	(11,000)
Inventory	56,089	490,186	490,186
Inventory Dies	—	—	—
Inventory Prototype	—	—	—
Prepaid Expenses	—	—	—
Notes Receivable	—	—	—
Deferred Tax Asset	—	—	—

Total Current Assets	360,980	661,884	661,884
Machinery & Equipment	836,319	836,319	836,319
MIS Computer Equipment	12,652	12,652	12,652
Building	—	—	—
Land	—	—	—
Office Equipment	—	—	—
Auto & Trucks	—	—	—
Leasehold Improvements	38,755	38,755	38,755
Production Equip In Progress	—	—	—
Accumulated Depreciation	(103,474)	(96,160)	(96,160)

Property, Plant & Equipment, Net	784,252	791,566	791,566
Investments	—	—	—
Other Intangible, Net	—	—	—
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	—	—	—

Total Other Assets	—	—	—

Total Assets	1,145,232	1,453,450	1,453,450

LIABILITIES
Cont Disb General - Post Petition	—	—	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	35,019	35,019	35,019
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	2,742	—	—
Cont Disb General	0	—	—
Cont Disb Payroll	34,626	28,243	28,243
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	3,928,215	4,208,354	4,208,354
A/P Manual - Pre Petition	35,019	35,019	35,019
A/P System - Pre Petition	12,581	15,323	15,323
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	7,279	(370)	(370)
Accrued Other	2,326	2,326	2,326
Accrued Scrap	—	—	—
Accrued Taxes	(1,000)	(1,000)	(1,000)
Accrued Interest	—	—	—

Total Current Liabilities	4,021,788	4,287,895	4,287,895
Deferred Tax Liability	—	—	—
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	1,124,181	1,128,021	1,128,021

Total Long Term Liabilities	1,124,181	1,128,021	1,128,021

Total Liabilities	5,145,970	5,415,916	5,415,916

Accumulated Other Comprehensive Income	—	—	—
Common Stock	—	—	—
APIC	—	—	—
Retained Earnings	(4,000,738)	(3,962,466)	(3,962,466)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	(4,000,738)	(3,962,466)	(3,962,466)

Total Liabilities & Stockholders’ Equity	1,145,232	1,453,450	1,453,450

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51742

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: David Wright	Capacity:	☐	Shareholder
		☒	Officer
		☐	Director
		☐	Insider

Detailed Description of Duties: _____________________________________________________________________________
_______________________________________________________________________________________________________
_______________________________________________________________________________________________________

	Weekly	or	Monthly	or	Reporting Period
Current Compensation Paid:					$3,976.70
Current Benefits Paid:
Health Insurance
Life Insurance
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits					$230.76

Total Benefits	$—		$—		$230.76
Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$4,207.46

Dated: May 20, 2009
Principal, Officer, Director, or Insider

Summary of Operations (Form 4)

For the Period 4/16/09 - 4/30/09

Schedule of Post Petition Taxes Payable

Case No: 09-51742

	Beginning Balance	Withheld	Accrued	Payments / Deposits	Ending Balance
Income Taxes Withheld:
Federal	$—	$2,121.08	$1,793.29	$2,170.45	$1,743.92
State	$—	$646.53	$545.16	$655.40	$536.29
Local	$—	$402.27	$322.44	$392.83	$331.88
FICA Withheld:	$—	$1,538.65	$1,233.30	$1,502.49	$1,269.46
Employers FICA:	$—	$1,538.65	$1,233.30	$1,502.49	$1,269.46
Unemployment Tax:
Federal	$—	$15.13	$—	$9.37	$5.76
State	$—	$224.81	$61.82	$149.67	$136.96
Sales, Use & Excise Taxes:	$—	$—	$—	$—	$—
Property Taxes:	$—	$—	$—	$—	$—
Other:	$—	$—	$—	$—	$—

TOTALS:	$—	$6,487.12	$5,189.30	$6,382.70	$5,293.72

SUMMARY OF OPERATIONS

AGING OF ACCOUNTS RECEIVABLE AND POST-PETITION ACCOUNTS PAYABLE

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51742

Age in Days:	0 - 30	30 - 60	Over 60
Post-Petition Accounts Payable	$59,886.18	$—	$—
Accounts Receivable	$303,008.11	$23,884.81	$100,714.12

MONTHLY CASH STATEMENT

DEBTOR: Noble Metal Processing - Ohio, Inc.

PERIOD ENDING: April 30, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51742

		1	2	3	4	5	Total
A	Beginning Balance	—	—	—		—	—
B	Receipts (Attach separate schedule)	—	—	2,498.98			2,498.98

C	Balance Available (A + B)	—	—	2,498.98	—	—	2,498.98
D	Less Disbursements (Attach separate schedule)	—	(160.00)	—		—	(160.00)

E	ENDING BALANCE (C - D)	—	(160.00)	2,498.98	—	—	2,338.98

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.
		$(160.00)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1	Depository Name & Location	Comerica Bank

	Account Number	1851847705

2	Depository Name & Location	Comerica Bank

	Account Number	1851847796

3	Depository Name & Location	Comerica Bank

	Account Number	1851847812

4	Depository Name & Location

	Account Number

5	Depository Name & Location

	Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date May 20, 2009
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51742

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED APRIL 30, 2009 (FROM AND INCLUDING APRIL 16, 2009)

In re:

Noble Metal Processing West Michigan, Inc.		Case Number: 09-51744

As debtor in possession, I affirm:		Chapter 11

1. That I have reviewed the financial statements attached hereto, consisting of:		Judge: Marci B. Melvor

☒ Operating Statement	(Form 2)

☒ Balance Sheet	(Form 3)

☒ Summary of Operations	(Form 4)

☒ Monthly Cash Statement	(Form 5)

☒ Statement of Compensation	(Form 6)

☒ Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.      That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of thoe Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (If not, attach a written explanation)

YES ☒ NO ☐

3. That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current. (If not, attach a written explanation)	YES ☒ NO ☐

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)	YES ☒ NO ☐

5. All United States Trustee Quarterly fees have been paid and are current.	YES ☒ NO ☐

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)	YES ☐ NO ☒

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: May 20, 2009
Debtor in Possession

Chief Financial Officer (248) 519-0671
Title Phone

OPERATING STATEMENT (P&L)

Period Ending:	April 30, 2009
Case Number:	09-51744
Debtor:	Noble Metal Processing - West Michigan, Inc.

	Current Month	Total Since Filing
Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	1,380,114	1,380,114
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	19,133	19,133
Sales Returns & Allowance	(66,647)	(66,647)
Contract Manufacturing Sales	—	—
Other Sales	53,869	53,869
Task Sales	—	—
Steel Sales	371,770	371,770

Total Sales	1,758,239	1,758,239
Direct Labor	(161,347)	(161,347)
Direct Labor Overtime	(12,914)	(12,914)
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	(20,537)	(20,537)
Direct Labor Health Benefits	8,202	8,202
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	(186,596)	(186,596)
Outside Blanking	(7,246)	(7,246)
Outside Contract Manufacturing	—	—
Outside Other	(3,619)	(3,619)
Material Consumption Owned	(40,065)	(40,065)
Material Consumption Consigned	—	—
Unreported Material Consumption	8,065	8,065
Physical Inventory Variance	(3,322)	(3,322)
Heat, Light & Power	(26,597)	(26,597)
Freight OEM	—	—
Freight Other	(21,881)	(21,881)
Gas	(17)	(17)
Shipping Material	(1,864)	(1,864)
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	(4,176)	(4,176)
Steel Cost	(745,747)	(745,747)

Total Other Direct Costs	(846,469)	(846,469)
Total Direct Costs	(1,033,066)	(1,033,066)
Direct Margin	725,173	725,173
Indirect Labor Salary	(93,502)	(93,502)
Indirect Labor Overtime	(10,336)	(10,336)
Indirect Labor Hourly	(97,556)	(97,556)
Indirect Labor Contract	(4,227)	(4,227)
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	(28,838)	(28,838)
Indirect Labor Health Benefits	1,475	1,475
Indirect Labor Retirement Plan	(5,996)	(5,996)
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	(14,000)	(14,000)

Total Indirect Labor	(252,978)	(252,978)

Depreciation	(111,993)	(111,993)
Building Rent Expense	(31,873)	(31,873)
Repairs & Maintenance	(14,587)	(14,587)
Building Grounds Maintenance	(1,082)	(1,082)
Shop Supplies	(74,274)	(74,274)
Equipment Rental Expense	(15,487)	(15,487)
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	(26,141)	(26,141)
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	(705)	(705)
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	25,046	25,046
Material Variance	(8,091)	(8,091)
Burden Variance	29,451	29,451

Total Other Indirect Costs	(229,737)	(229,737)
Total Indirect Costs	(482,715)	(482,715)
Total Cost of Sales	(1,515,781)	(1,515,781)
Gross Margin	242,458	242,458
SG&A Labor	(3,388)	(3,388)
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	(369)	(369)
SG&A Labor Health Benefits	79	79
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	(3,678)	(3,678)
Bonus Expense	—	—
Depreciation SG&A	(692)	(692)
Amortization	(80,611)	(80,611)
Research & Development SGA	—	—
Travel SG&A	(1,562)	(1,562)
Safety & Security	—	—
Computer Supplies	—	—
Telephone Expense	(2,665)	(2,665)
Telephone Expense - Mobile	(507)	(507)
Office Expense	(290)	(290)
Training SG&A	(23)	(23)
Meals & Entertainment	(63)	(63)
Dues & Subscriptions	—	—
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	—
Corporate Services Corporate	—	—

Corporate Services General	—	—
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	6	6
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	(39)	(39)
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	(240)	(240)
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	(86,687)	(86,687)
Total SG&A	(90,365)	(90,365)
Net Operating Profit	152,093	152,093
Intercompany Interest	(115,616)	(115,616)
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	—
Group Allocation SG&A	(151,210)	(151,210)
Other Income/Expense	—	—

Total Other (Income)/Expense	(266,826)	(266,826)
Income before Taxes & Minority Interest	(114,733)	(114,733)
Income Taxes	18	18

Net Income before Minority Interest	(114,715)	(114,715)
Minority Interest	—	—

Net Income	(114,715)	(114,715)

BALANCE SHEET

Period Ending:	April 30, 2009
Case Number:	09-51744
Debtor:	Noble Metal Processing - West Michigan, Inc.

	Current Month	Prior Month	At Filing
ASSETS
Cash	332,651	166	166
Accounts Receivable	2,832,797	4,231,319	4,231,319
Allowance For Bad Debt	(100,697)	(100,457)	(100,457)
Inventory	1,884,172	1,722,707	1,722,707
Inventory Dies	15,570	15,570	15,570
Inventory Prototype	—	—	—
Prepaid Expenses	182,539	(1,135,505)	(1,135,505)
Notes Receivable	—	—	—
Deferred Tax Asset	—	—	—

Total Current Assets	5,147,033	4,733,801	4,733,801
Machinery & Equipment	17,370,322	17,370,322	17,370,322
MIS Computer Equipment	35,217	35,217	35,217
Building	1,550,802	1,550,802	1,550,802
Land	4,198	4,198	4,198
Office Equipment	47,805	47,805	47,805
Auto & Trucks	67,205	67,205	67,205
Leasehold Improvements	—	—	—
Production Equip In Progress	1,995	1,995	1,995
Accumulated Depreciation	(5,571,446)	(5,458,762)	(5,458,762)

Property, Plant & Equipment, Net	13,506,097	13,618,782	13,618,782
Investments	—	—	—
Other Intangible, Net	20,670,762	20,751,373	20,751,373
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	21,005	21,005	21,005
Assets Held For Sale	—	—	—

Total Other Assets	20,691,767	20,772,378	20,772,378

Total Assets	39,344,897	39,124,961	39,124,961

LIABILITIES
Cont Disb General - Post Petition	—	—	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	63,285	57,509	57,509
A/P Manual - Post Petition	43,128	—	—
A/P System - Post Petition	423,400	—	—
Cont Disb General	11,319	11,319	11,319
Cont Disb Payroll	(9,928)	(228,093)	(228,093)
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	4,788,605	4,661,856	4,661,856
A/P Manual - Pre Petition	63,285	57,509	57,509
A/P System - Pre Petition	105,576	478,896	478,896
A/P Freight	—	—	—
Accrued Bonus	27,614	13,614	13,614
Accrued Benefits & Payroll	350,268	571,807	571,807
Accrued Other	31,297	18,257	18,257
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	5,834,563	5,585,164	5,585,164
Deferred Tax Liability	—	—	—
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	3,973,603	3,973,603	3,973,603
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	92,078,213	91,992,960	91,992,960

Total Long Term Liabilities	96,051,816	95,966,563	95,966,563

Total Liabilities	101,886,379	101,551,728	101,551,728

Accumulated Other Comprehensive Income	—	—	—
Common Stock	—	—	—
APIC	—	—	—
Retained Earnings	(62,541,483)	(62,426,767)	(62,426,767)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	(62,541,483)	(62,426,767)	(62,426,767)

Total Liabilities & Stockholders’ Equity	39,344,896	39,124,960	39,124,960

Summary of Operations (Form 4)

For the Period 4/16/09 - 4/30/09

Schedule of Post Petition Taxes Payable

Case No: 09-51744

	Beginning Balance	Withheld	Accrued	Payments / Deposits	Ending Balance
Income Taxes Withheld:
Federal	$—	$28,836.51	$30,981.10	$31,270.42	$28,547.19
State	$—	$13,893.42	$13,323.67	$14,361.37	$12,855.72
Local	$—	$36.34	$26.66	$37.54	$25.46
FICA Withheld:	$—	$28,397.39	$26,545.48	$28,810.59	$26,132.28
Employers FICA:	$—	$28,397.39	$26,545.48	$28,810.59	$26,132.28
Unemployment Tax:
Federal	$—	$927.33	$614.13	$726.10	$815.36
State	$—	$16,443.45	$10,180.67	$12,789.40	$13,834.72
Sales, Use & Excise Taxes:	$—	$—	$39.00	$—	$39.00
Property Taxes:	$—	$—	$13,000.00	$—	$13,000.00
Other:	$—	$—	$—	$—	$—

TOTALS:	$—	$116,931.83	$121,256.21	$116,806.01	$121,382.03

SUMMARY OF OPERATIONS

AGING OF ACCOUNTS RECEIVABLE AND POST-PETITION ACCOUNTS PAYABLE

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51744

Age in Days:	0 - 30	30 - 60	Over 60
Post-Petition Accounts Payable	$356,480.59	$—	$—
Accounts Receivable	$1,320,063.55	$768,950.27	$743,783.56

MONTHLY CASH STATEMENT

DEBTOR: Noble Metal Processing - West Michigan, Inc.

PERIOD ENDING: April 30, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51744

		1	2	3	4	5	Total
A	Beginning Balance	—	—	—	—	—	—
B	Receipts (Attach separate schedule)	—	—	—	332,484.73	—	332,484.73

C	Balance Available (A + B)	—	—	—	332,484.73	—	332,484.73
D	Less Disbursements (Attach separate schedule)	—	(477.00)	—	—	—	(477.00)

E	ENDING BALANCE (C - D)	—	(477.00)	—	332,484.73	—	332,007.73

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.
		$(477.00)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1	Depository Name & Location	Comerica Bank

	Account Number	1852383213

2	Depository Name & Location	Comerica Bank

	Account Number	1852382868

3	Depository Name & Location	Comerica Bank

	Account Number	1851268266

4	Depository Name & Location	Comerica Bank

	Account Number	1850665728

5	Depository Name & Location	Comerica Bank

	Account Number	1851268258

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date May 20, 2009
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51744

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED APRIL 30, 2009 (FROM AND INCLUDING APRIL 16, 2009)

In re:

Noble Swiss Holdings, LLC		Case Number: 09-51745

As debtor in possession, I affirm:		Chapter 11

1. That I have reviewed the financial statements attached hereto, consisting of:		Judge: Marci B. Melvor

☒ Operating Statement	(Form 2)

☒ Balance Sheet	(Form 3)

☒ Summary of Operations	(Form 4)

☒ Monthly Cash Statement	(Form 5)

☒ Statement of Compensation	(Form 6)

☒ Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.      That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of thoe Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (If not, attach a written explanation)

YES ☒ NO ☐

3. That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current. (If not, attach a written explanation)	YES ☒ NO ☐

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)	YES ☒ NO ☐

5. All United States Trustee Quarterly fees have been paid and are current.	YES ☒ NO ☐

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)	YES ☐ NO ☒

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: May 20, 2009
Debtor in Possession

Chief Financial Officer (248) 519-0671
Title Phone

OPERATING STATEMENT (P&L)

Period Ending:	April 30, 2009
Case Number:	09-51745
Debtor:	Noble Swiss Holdings, LLC

	Current Month	Total Since Filing
Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	—	—
Sales Returns & Allowance	—	—
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	—	—

Total Sales	—	—
Direct Labor	—	—
Direct Labor Overtime	—	—
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	—	—
Direct Labor Health Benefits	—	—
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	—	—
Outside Blanking	—	—
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	—	—
Material Consumption Consigned	—	—
Unreported Material Consumption	—	—
Physical Inventory Variance	—	—
Heat, Light & Power	—	—
Freight OEM	—	—
Freight Other	—	—
Gas	—	—
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	—	—

Total Other Direct Costs	—	—
Total Direct Costs	—	—
Direct Margin	—	—
Indirect Labor Salary	—	—
Indirect Labor Overtime	—	—
Indirect Labor Hourly	—	—
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	—	—
Indirect Labor Health Benefits	—	—
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	—	—

Depreciation	—	—
Building Rent Expense	—	—
Repairs & Maintenance	—	—
Building Grounds Maintenance	—	—
Shop Supplies	—	—
Equipment Rental Expense	—	—
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	—	—
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	—	—
Material Variance	(0)	(0)
Burden Variance	—	—

Total Other Indirect Costs	(0)	(0)
Total Indirect Costs	(0)	(0)
Total Cost of Sales	(0)	(0)
Gross Margin	(0)	(0)
SG&A Labor	—	—
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	—	—
SG&A Labor Health Benefits	—	—
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	—	—
Bonus Expense	—	—
Depreciation SG&A	—	—
Amortization	—	—
Research & Development SGA	—	—
Travel SG&A	—	—
Safety & Security	—	—
Computer Supplies	—	—
Telephone Expense	—	—
Telephone Expense - Mobile	—	—
Office Expense	—	—
Training SG&A	—	—
Meals & Entertainment	—	—
Dues & Subscriptions	—	—
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	—
Corporate Services Corporate	—	—

Corporate Services General	—	—
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	—
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	—	—
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	—	—
Total SG&A	—	—
Net Operating Profit	(0)	(0)
Intercompany Interest	—	—
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	—
Group Allocation SG&A	—	—
Other Income/Expense	—	—

Total Other (Income)/Expense	—	—
Income before Taxes & Minority Interest	(0)	(0)
Income Taxes	—	—

Net Income before Minority Interest	(0)	(0)
Minority Interest	—	—

Net Income	(0)	(0)

BALANCE SHEET

Period Ending:	April 30, 2009
Case Number:	09-51745
Debtor:	Noble Swiss Holdings, LLC

	Current Month	Prior Month	At Filing
ASSETS
Cash	—	—	—
Accounts Receivable	—	—	—
Allowance For Bad Debt	—	—	—
Inventory	—	—	—
Inventory Dies	—	—	—
Inventory Prototype	—	—	—
Prepaid Expenses	—	—	—
Notes Receivable	—	—	—
Deferred Tax Asset	—	—	—

Total Current Assets	—	—	—
Machinery & Equipment	—	—	—
MIS Computer Equipment	—	—	—
Building	—	—	—
Land	—	—	—
Office Equipment	—	—	—
Auto & Trucks	—	—	—
Leasehold Improvements	—	—	—
Production Equip In Progress	—	—	—
Accumulated Depreciation	—	—	—

Property, Plant & Equipment, Net	—	—	—
Investments	—	—	—
Other Intangible, Net	—	—	—
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	—	—	—

Total Other Assets	—	—	—

Total Assets	—	—	—

LIABILITIES
Cont Disb General - Post Petition	—	—	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	—	—	—
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	—	—	—
Cont Disb General	—	—	—
Cont Disb Payroll	—	—	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	—	—	—
A/P Manual - Pre Petition	—	—	—
A/P System - Pre Petition	—	—	—
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	—	—	—
Accrued Other	—	—	—
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	—	—	—
Deferred Tax Liability	—	—	—
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	—	39	39

Total Long Term Liabilities	—	39	39

Total Liabilities	—	39	39

Accumulated Other Comprehensive Income	—	—	—
Common Stock	—	—	—
APIC	—	—	—
Retained Earnings	—	(39)	(39)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	—	(39)	(39)

Total Liabilities & Stockholders’ Equity	—	(0)	(0)

Summary of Operations (Form 4)

For the Period 4/16/09 - 4/30/09

Schedule of Post Petition Taxes Payable

Case No: 09-51745

	Beginning Balance	Withheld	Accrued	Payments/ Deposits	Ending Balance
Income Taxes Withheld:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Local	$—	$—	$—	$—	$—
FICA Withheld:	$—	$—	$—	$—	$—
Employers FICA:	$—	$—	$—	$—	$—
Unemployment Tax:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Sales, Use & Excise Taxes:	$—	$—	$—	$—	$—
Property Taxes:	$—	$—	$—	$—	$—
Other:	$—	$—	$—	$—	$—

TOTALS:	$—	$—	$—	$—	$—

SUMMARY OF OPERATIONS

AGING OF ACCOUNTS RECEIVABLE AND POST-PETITION ACCOUNTS PAYABLE

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51745

Age in Days:	0 - 30	30 - 60	Over 60
Post-Petition Accounts Payable	$—	$—	$—
Accounts Receivable	$—	$—	$—

MONTHLY CASH STATEMENT

DEBTOR: Noble Swiss Holdings, LLC

PERIOD ENDING: April 30, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51745

	1		2	3	4	5	Total
A Beginning Balance						—	—
B Receipts (Attach separate schedule)							—

C Balance Available (A + B)		—	—	—	—	—	—
D Less Disbursements (Attach separate schedule)						—	—

E ENDING BALANCE (C - D)		—	—	—	—	—	—

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.
$

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1 Depository Name & Location

Account Number

2 Depository Name & Location

Account Number

3 Depository Name & Location

Account Number

4 Depository Name & Location

Account Number

5 Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date May 20, 2009
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51745

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED APRIL 30, 2009 (FROM AND INCLUDING APRIL 16, 2009)

In re:

Noble TSA, LLC		Case Number: 09-51746

As debtor in possession, I affirm:		Chapter 11

1. That I have reviewed the financial statements attached hereto, consisting of:		Judge: Marci B. Melvor

☒ Operating Statement	(Form 2)

☒ Balance Sheet	(Form 3)

☒ Summary of Operations	(Form 4)

☒ Monthly Cash Statement	(Form 5)

☒ Statement of Compensation	(Form 6)

☒ Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.      That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of thoe Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (If not, attach a written explanation)

YES ☒ NO ☐

3. That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current. (If not, attach a written explanation)	YES ☒ NO ☐

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)	YES ☒ NO ☐

5. All United States Trustee Quarterly fees have been paid and are current.	YES ☒ NO ☐

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)	YES ☐ NO ☒

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: May 20, 2009
Debtor in Possession

Chief Financial Officer (248) 519-0671
Title Phone

OPERATING STATEMENT (P&L)

Period Ending:	April 30, 2009
Case Number:	09-51746
Debtor:	Noble TSA, LLC

	Current Month	Total Since Filing
Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	—	—
Sales Returns & Allowance	—	—
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	—	—

Total Sales	—	—
Direct Labor	—	—
Direct Labor Overtime	—	—
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	—	—
Direct Labor Health Benefits	—	—
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	—	—
Outside Blanking	—	—
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	—	—
Material Consumption Consigned	—	—
Unreported Material Consumption	—	—
Physical Inventory Variance	—	—
Heat, Light & Power	—	—
Freight OEM	—	—
Freight Other	—	—
Gas	—	—
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	—	—

Total Other Direct Costs	—	—
Total Direct Costs	—	—
Direct Margin	—	—
Indirect Labor Salary	—	—
Indirect Labor Overtime	—	—
Indirect Labor Hourly	—	—
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	—	—
Indirect Labor Health Benefits	—	—
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	—	—

Depreciation	—	—
Building Rent Expense	—	—
Repairs & Maintenance	—	—
Building Grounds Maintenance	—	—
Shop Supplies	—	—
Equipment Rental Expense	—	—
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	—	—
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	—	—
Material Variance	(0)	(0)
Burden Variance	—	—

Total Other Indirect Costs	(0)	(0)
Total Indirect Costs	(0)	(0)
Total Cost of Sales	(0)	(0)
Gross Margin	(0)	(0)
SG&A Labor	—	—
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	—	—
SG&A Labor Health Benefits	—	—
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	—	—
Bonus Expense	—	—
Depreciation SG&A	—	—
Amortization	—	—
Research & Development SGA	—	—
Travel SG&A	—	—
Safety & Security	—	—
Computer Supplies	—	—
Telephone Expense	—	—
Telephone Expense - Mobile	—	—
Office Expense	—	—
Training SG&A	—	—
Meals & Entertainment	—	—
Dues & Subscriptions	—	—
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	—
Corporate Services Corporate	—	—

Corporate Services General	—	—
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	—
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	—	—
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	—	—
Total SG&A	—	—
Net Operating Profit	(0)	(0)
Intercompany Interest	—	—
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	—
Group Allocation SG&A	—	—
Other Income/Expense	—	—

Total Other (Income)/Expense	—	—
Income before Taxes & Minority Interest	(0)	(0)
Income Taxes	—	—

Net Income before Minority Interest	(0)	(0)
Minority Interest	—	—

Net Income	(0)	(0)

BALANCE SHEET

Period Ending:	April 30, 2009
Case Number:	09-51746
Debtor:	Noble TSA, LLC

	Current Month	Prior Month	At Filing
ASSETS
Cash	—	—	—
Accounts Receivable	—	—	—
Allowance For Bad Debt	—	—	—
Inventory	—	—	—
Inventory Dies	—	—	—
Inventory Prototype	—	—	—
Prepaid Expenses	—	—	—
Notes Receivable	—	—	—
Deferred Tax Asset	—	—	—

Total Current Assets	—	—	—
Machinery & Equipment	—	—	—
MIS Computer Equipment	—	—	—
Building	—	—	—
Land	—	—	—
Office Equipment	—	—	—
Auto & Trucks	—	—	—
Leasehold Improvements	—	—	—
Production Equip In Progress	—	—	—
Accumulated Depreciation	—	—	—

Property, Plant & Equipment, Net	—	—	—
Investments	—	—	—
Other Intangible, Net	—	—	—
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	—	—	—

Total Other Assets	—	—	—

Total Assets	—	—	—

LIABILITIES
Cont Disb General - Post Petition	—	—	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	—	—	—
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	—	—	—
Cont Disb General	—	—	—
Cont Disb Payroll	—	—	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	—	—	—
A/P Manual - Pre Petition	—	—	—
A/P System - Pre Petition	—	—	—
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	—	—	—
Accrued Other	—	—	—
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	—	—	—
Deferred Tax Liability	—	—	—
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	—	39	39

Total Long Term Liabilities	—	39	39

Total Liabilities	—	39	39

Accumulated Other Comprehensive Income	—	—	—
Common Stock	—	—	—
APIC	—	—	—
Retained Earnings	—	(39)	(39)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	—	(39)	(39)

Total Liabilities & Stockholders’ Equity	—	(0)	(0)

Summary of Operations (Form 4)

For the Period 4/16/09 - 4/30/09

Schedule of Post Petition Taxes Payable

Case No: 09-51746

	Beginning Balance	Withheld	Accrued	Payments / Deposits	Ending Balance
Income Taxes Withheld:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Local	$—	$—	$—	$—	$—
FICA Withheld:	$—	$—	$—	$—	$—
Employers FICA:	$—	$—	$—	$—	$—
Unemployment Tax:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Sales, Use & Excise Taxes:	$—	$—	$—	$—	$—
Property Taxes:	$—	$—	$—	$—	$—
Other:	$—	$—	$—	$—	$—

TOTALS:	$—	$—	$—	$—	$—

SUMMARY OF OPERATIONS

AGING OF ACCOUNTS RECEIVABLE AND POST-PETITION ACCOUNTS PAYABLE

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51746

Age in Days:	0 - 30	30 - 60	Over 60
Post-Petition Accounts Payable	$—	$—	$—
Accounts Receivable	$—	$—	$—

MONTHLY CASH STATEMENT

DEBTOR: Noble TSA, LLC

PERIOD ENDING: April 30, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51746

		1		2	3	4	5	Total
A	Beginning Balance						—	—
B	Receipts (Attach separate schedule)							—

C	Balance Available (A + B)		—	—	—	—	—	—
D	Less Disbursements (Attach separate schedule)						—	—

E	ENDING BALANCE (C - D)		—	—	—	—	—	—

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.
$

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1	Depository Name & Location

Account Number

2	Depository Name & Location

Account Number

3	Depository Name & Location

Account Number

4	Depository Name & Location

Account Number

5	Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date May 20, 2009
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51746

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED APRIL 30, 2009 (FROM AND INCLUDING APRIL 16, 2009)

In re:

Noble Tube Technologies, LLC		Case Number: 09-51748

As debtor in possession, I affirm:		Chapter 11

1. That I have reviewed the financial statements attached hereto, consisting of:		Judge: Marci B. Melvor

☒ Operating Statement	(Form 2)

☒ Balance Sheet	(Form 3)

☒ Summary of Operations	(Form 4)

☒ Monthly Cash Statement	(Form 5)

☒ Statement of Compensation	(Form 6)

☒ Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.      That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of thoe Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (If not, attach a written explanation)

YES ☒ NO ☐

3. That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current. (If not, attach a written explanation)	YES ☒ NO ☐

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)	YES ☒ NO ☐

5. All United States Trustee Quarterly fees have been paid and are current.	YES ☒ NO ☐

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)	YES ☐ NO ☒

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: May 20, 2009
Debtor in Possession

Chief Financial Officer (248) 519-0671
Title Phone

OPERATING STATEMENT (P&L)

Period Ending:	April 30, 2009
Case Number:	09-51748
Debtor:	Noble Tube Technologies, LLC

	Current Month	Total Since Filing
Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	—	—
Sales Returns & Allowance	—	—
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	—	—

Total Sales	—	—
Direct Labor	—	—
Direct Labor Overtime	—	—
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	—	—
Direct Labor Health Benefits	—	—
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	—	—
Outside Blanking	—	—
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	—	—
Material Consumption Consigned	—	—
Unreported Material Consumption	—	—
Physical Inventory Variance	—	—
Heat, Light & Power	—	—
Freight OEM	—	—
Freight Other	—	—
Gas	—	—
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	—	—

Total Other Direct Costs	—	—
Total Direct Costs	—	—
Direct Margin	—	—
Indirect Labor Salary	—	—
Indirect Labor Overtime	—	—
Indirect Labor Hourly	—	—
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	—	—
Indirect Labor Health Benefits	—	—
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	—	—

Depreciation	—	—
Building Rent Expense	—	—
Repairs & Maintenance	—	—
Building Grounds Maintenance	—	—
Shop Supplies	—	—
Equipment Rental Expense	—	—
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	—	—
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	—	—
Material Variance	(0)	(0)
Burden Variance	—	—

Total Other Indirect Costs	(0)	(0)
Total Indirect Costs	(0)	(0)
Total Cost of Sales	(0)	(0)
Gross Margin	(0)	(0)
SG&A Labor	—	—
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	—	—
SG&A Labor Health Benefits	—	—
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	—	—
Bonus Expense	—	—
Depreciation SG&A	—	—
Amortization	—	—
Research & Development SGA	—	—
Travel SG&A	—	—
Safety & Security	—	—
Computer Supplies	—	—
Telephone Expense	—	—
Telephone Expense - Mobile	—	—
Office Expense	—	—
Training SG&A	—	—
Meals & Entertainment	—	—
Dues & Subscriptions	—	—
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	—
Corporate Services Corporate	—	—

Corporate Services General	—	—
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	—
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	—	—
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	—	—
Total SG&A	—	—
Net Operating Profit	(0)	(0)
Intercompany Interest	—	—
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	—
Group Allocation SG&A	—	—
Other Income/Expense	—	—

Total Other (Income)/Expense	—	—
Income before Taxes & Minority Interest	(0)	(0)
Income Taxes	—	—

Net Income before Minority Interest	(0)	(0)
Minority Interest	—	—

Net Income	(0)	(0)

BALANCE SHEET

Period Ending:	April 30, 2009
Case Number:	09-51748
Debtor:	Noble Tube Technologies, LLC

	Current Month	Prior Month	At Filing
ASSETS
Cash	—	—	—
Accounts Receivable	—	—	—
Allowance For Bad Debt	—	—	—
Inventory	—	—	—
Inventory Dies	—	—	—
Inventory Prototype	—	—	—
Prepaid Expenses	—	—	—
Notes Receivable	—	—	—
Deferred Tax Asset	—	—	—

Total Current Assets	—	—	—
Machinery & Equipment	—	—	—
MIS Computer Equipment	—	—	—
Building	—	—	—
Land	—	—	—
Office Equipment	—	—	—
Auto & Trucks	—	—	—
Leasehold Improvements	—	—	—
Production Equip In Progress	—	—	—
Accumulated Depreciation	—	—	—

Property, Plant & Equipment, Net	—	—	—
Investments	—	—	—
Other Intangible, Net	—	—	—
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	—	—	—

Total Other Assets	—	—	—

Total Assets	—	—	—

LIABILITIES
Cont Disb General - Post Petition	—	—	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	—	—	—
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	—	—	—
Cont Disb General	—	—	—
Cont Disb Payroll	—	—	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	—	—	—
A/P Manual - Pre Petition	—	—	—
A/P System - Pre Petition	—	—	—
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	—	—	—
Accrued Other	—	—	—
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	—	—	—
Deferred Tax Liability	—	—	—
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	—	39	39

Total Long Term Liabilities	—	39	39

Total Liabilities	—	39	39

Accumulated Other Comprehensive Income	—	—	—
Common Stock	—	—	—
APIC	—	—	—
Retained Earnings	—	(39)	(39)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	—	(39)	(39)

Total Liabilities & Stockholders’ Equity	—	(0)	(0)

Summary of Operations (Form 4)

For the Period 4/16/09 - 4/30/09

Schedule of Post Petition Taxes Payable

Case No: 09-51748

	Beginning Balance	Withheld	Accrued	Payments/ Deposits	Ending Balance
Income Taxes Withheld:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Local	$—	$—	$—	$—	$—
FICA Withheld:	$—	$—	$—	$—	$—
Employers FICA:	$—	$—	$—	$—	$—
Unemployment Tax:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Sales, Use & Excise Taxes:	$—	$—	$—	$—	$—
Property Taxes:	$—	$—	$—	$—	$—
Other:	$—	$—	$—	$—	$—

TOTALS:	$—	$—	$—	$—	$—

SUMMARY OF OPERATIONS

AGING OF ACCOUNTS RECEIVABLE AND POST-PETITION ACCOUNTS PAYABLE

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51748

Age in Days:	0 - 30	30 - 60	Over 60
Post-Petition Accounts Payable	$—	$—	$—
Accounts Receivable	$—	$—	$—

MONTHLY CASH STATEMENT

DEBTOR: Noble Tube Technologies, LLC

PERIOD ENDING: April 30, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51748

	1	2	3	4	5	Total
A Beginning Balance					—	—
B Receipts (Attach separate schedule)						—

C Balance Available (A + B)	—	—	—	—	—	—
D Less Disbursements (Attach separate schedule)					—	—

E ENDING BALANCE (C - D)	—	—	—	—	—	—

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.
$—

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1 Depository Name & Location

Account Number

2 Depository Name & Location

Account Number

3 Depository Name & Location

Account Number

4 Depository Name & Location

Account Number

5 Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date May 20, 2009
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51748

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED APRIL 30, 2009 (FROM AND INCLUDING APRIL 16, 2009)

In re:

Prototech Laser Welding, Inc. (d/b/a LWI Laser Welding International)		Case Number: 09-51751

As debtor in possession, I affirm:		Chapter 11

1. That I have reviewed the financial statements attached hereto, consisting of:		Judge: Marci B. Melvor

☒ Operating Statement	(Form 2)

☒ Balance Sheet	(Form 3)

☒ Summary of Operations	(Form 4)

☒ Monthly Cash Statement	(Form 5)

☒ Statement of Compensation	(Form 6)

☒ Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.      That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of thoe Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (If not, attach a written explanation)

YES ☒ NO ☐

3. That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current. (If not, attach a written explanation)	YES ☒ NO ☐

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)	YES ☒ NO ☐

5. All United States Trustee Quarterly fees have been paid and are current.	YES ☒ NO ☐

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)	YES ☐ NO ☒

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: May 20, 2009
Debtor in Possession

Chief Financial Officer (248) 519-0671
Title Phone

OPERATING STATEMENT (P&L)

Period Ending:	April 30, 2009
Case Number:	09-51751
Debtor:	Prototech Laser Welding, Inc. (d/b/a LWI Laser Welding International)

	Current Month	Total Since Filing
Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	—	—
Sales Returns & Allowance	—	—
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	—	—

Total Sales	—	—
Direct Labor	—	—
Direct Labor Overtime	—	—
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	—	—
Direct Labor Health Benefits	—	—
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	—	—
Outside Blanking	—	—
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	—	—
Material Consumption Consigned	—	—
Unreported Material Consumption	—	—
Physical Inventory Variance	—	—
Heat, Light & Power	—	—
Freight OEM	—	—
Freight Other	—	—
Gas	—	—
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	—	—

Total Other Direct Costs	—	—
Total Direct Costs	—	—
Direct Margin	—	—
Indirect Labor Salary	—	—
Indirect Labor Overtime	—	—
Indirect Labor Hourly	—	—
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	—	—
Indirect Labor Health Benefits	—	—
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	—	—

Depreciation	(18,741)	(18,741)
Building Rent Expense	—	—
Repairs & Maintenance	—	—
Building Grounds Maintenance	—	—
Shop Supplies	—	—
Equipment Rental Expense	—	—
Equipment Rental Intercompany	22,417	22,417
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	—	—
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	—	—
Material Variance	—	—
Burden Variance	—	—

Total Other Indirect Costs	3,676	3,676
Total Indirect Costs	3,676	3,676
Total Cost of Sales	3,676	3,676
Gross Margin	3,676	3,676
SG&A Labor	—	—
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	—	—
SG&A Labor Health Benefits	—	—
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	—	—
Bonus Expense	—	—
Depreciation SG&A	(73)	(73)
Amortization	(8,638)	(8,638)
Research & Development SGA	—	—
Travel SG&A	—	—
Safety & Security	—	—
Computer Supplies	—	—
Telephone Expense	—	—
Telephone Expense - Mobile	—	—
Office Expense	—	—
Training SG&A	—	—
Meals & Entertainment	—	—
Dues & Subscriptions	—	—
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	—
Corporate Services Corporate	—	—

Corporate Services General	—	—
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	—
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	—	—
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	(8,710)	(8,710)
Total SG&A	(8,710)	(8,710)
Net Operating Profit	(5,034)	(5,034)
Intercompany Interest	(51,644)	(51,644)
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	—
Group Allocation SG&A	—	—
Other Income/Expense	—	—

Total Other (Income)/Expense	(51,644)	(51,644)
Income before Taxes & Minority Interest	(56,678)	(56,678)
Income Taxes	—	—

Net Income before Minority Interest	(56,678)	(56,678)
Minority Interest	—	—

Net Income	(56,678)	(56,678)

BALANCE SHEET

Period Ending:	April 30, 2009
Case Number:	09-51751
Debtor:	Prototech Laser Welding, Inc. (d/b/a LWI Laser Welding International)

	Current Month	Prior Month	At Filing
ASSETS
Cash	—	—	—
Accounts Receivable	—	—	—
Allowance For Bad Debt	—	—	—
Inventory	—	—	—
Inventory Dies	—	—	—
Inventory Prototype	—	—	—
Prepaid Expenses	0	0	0
Notes Receivable	—	—	—
Deferred Tax Asset	(1)	(1)	(1)

Total Current Assets	(1)	(1)	(1)
Machinery & Equipment	3,148,481	3,148,481	3,148,481
MIS Computer Equipment	16,750	16,750	16,750
Building	—	—	—
Land	—	—	—
Office Equipment	12,225	12,225	12,225
Auto & Trucks	—	—	—
Leasehold Improvements	—	—	—
Production Equip In Progress	—	—	—
Accumulated Depreciation	(2,406,093)	(2,387,279)	(2,387,279)

Property, Plant & Equipment, Net	771,363	790,177	790,177
Investments	—	—	—
Other Intangible, Net	1,019,800	1,028,438	1,028,438
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	—	—	—

Total Other Assets	1,019,800	1,028,438	1,028,438

Total Assets	1,791,162	1,818,614	1,818,614

LIABILITIES
Cont Disb General - Post Petition	—	—	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	—	—	—
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	—	—	—
Cont Disb General	—	—	—
Cont Disb Payroll	—	—	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	—	—	—
A/P Manual - Pre Petition	—	—	—
A/P System - Pre Petition	—	—	—
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	—	—	—
Accrued Other	—	—	—
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	—	—	—
Deferred Tax Liability	(428)	(428)	(428)
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	(1,053,585)	(1,053,585)	(1,053,585)
Intercompany Non Cash	13,132,344	13,103,117	13,103,117

Total Long Term Liabilities	12,078,331	12,049,104	12,049,104

Total Liabilities	12,078,331	12,049,104	12,049,104

Accumulated Other Comprehensive Income	—	—	—
Common Stock	1	1	1
APIC	1,640,530	1,640,530	1,640,530
Retained Earnings	(11,927,700)	(11,871,022)	(11,871,022)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	(10,287,169)	(10,230,491)	(10,230,491)

Total Liabilities & Stockholders’ Equity	1,791,162	1,818,614	1,818,614

Summary of Operations (Form 4)

For the Period 4/16/09 - 4/30/09

Schedule of Post Petition Taxes Payable

Case No: 09-51751

	Beginning Balance	Withheld	Accrued	Payments / Deposits	Ending Balance
Income Taxes Withheld:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Local	$—	$—	$—	$—	$—
FICA Withheld:	$—	$—	$—	$—	$—
Employers FICA:	$—	$—	$—	$—	$—
Unemployment Tax:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Sales, Use & Excise Taxes:	$—	$—	$—	$—	$—
Property Taxes:	$—	$—	$—	$—	$—
Other:	$—	$—	$—	$—	$—

TOTALS:	$—	$—	$—	$—	$—

SUMMARY OF OPERATIONS

AGING OF ACCOUNTS RECEIVABLE AND POST-PETITION ACCOUNTS PAYABLE

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51751

Age in Days:	0 - 30	30 - 60	Over 60
Post-Petition Accounts Payable	$—	$—	$—
Accounts Receivable	$—	$—	$—

MONTHLY CASH STATEMENT

DEBTOR: Prototech Laser Welding, Inc. (d/b/a LWI Laser Welding International)

PERIOD ENDING: April 30, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51751

		1	2	3	4	5	Total
A	Beginning Balance					—	—
B	Receipts (Attach separate schedule)						—

C	Balance Available (A + B)	—	—	—	—	—	—
D	Less Disbursements (Attach separate schedule)					—	—

E	ENDING BALANCE (C - D)	—	—	—	—	—	—

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.
$—

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1	Depository Name & Location

Account Number

2	Depository Name & Location

Account Number

3	Depository Name & Location

Account Number

4	Depository Name & Location

Account Number

5	Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date May 20, 2009
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51751

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED APRIL 30, 2009 (FROM AND INCLUDING APRIL 16, 2009)

In re:

Tailor Steel America, LLC		Case Number: 09-51752

As debtor in possession, I affirm:		Chapter 11

1. That I have reviewed the financial statements attached hereto, consisting of:		Judge: Marci B. Melvor

☒ Operating Statement	(Form 2)

☒ Balance Sheet	(Form 3)

☒ Summary of Operations	(Form 4)

☒ Monthly Cash Statement	(Form 5)

☒ Statement of Compensation	(Form 6)

☒ Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.      That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of thoe Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (If not, attach a written explanation)

YES ☒ NO ☐

3. That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current. (If not, attach a written explanation)	YES ☒ NO ☐

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)	YES ☒ NO ☐

5. All United States Trustee Quarterly fees have been paid and are current.	YES ☒ NO ☐

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)	YES ☐ NO ☒

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: May 20, 2009
Debtor in Possession

Chief Financial Officer (248) 519-0671
Title Phone

OPERATING STATEMENT (P&L)

Period Ending:	April 30, 2009
Case Number:	09-51752
Debtor:	Tailor Steel America, LLC

	Current Month	Total Since Filing
Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	—	—
Sales Returns & Allowance	—	—
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	—	—

Total Sales	—	—
Direct Labor	—	—
Direct Labor Overtime	—	—
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	—	—
Direct Labor Health Benefits	(157)	(157)
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	(157)	(157)
Outside Blanking	—	—
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	—	—
Material Consumption Consigned	—	—
Unreported Material Consumption	—	—
Physical Inventory Variance	—	—
Heat, Light & Power	—	—
Freight OEM	—	—
Freight Other	—	—
Gas	—	—
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	—	—

Total Other Direct Costs	—	—
Total Direct Costs	(157)	(157)
Direct Margin	(157)	(157)
Indirect Labor Salary	—	—
Indirect Labor Overtime	—	—
Indirect Labor Hourly	—	—
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	—	—
Indirect Labor Health Benefits	—	—
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	—	—

Depreciation	—	—
Building Rent Expense	—	—
Repairs & Maintenance	—	—
Building Grounds Maintenance	—	—
Shop Supplies	—	—
Equipment Rental Expense	—	—
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	(16,000)	(16,000)
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	—	—
Material Variance	—	—
Burden Variance	—	—

Total Other Indirect Costs	(16,000)	(16,000)
Total Indirect Costs	(16,000)	(16,000)
Total Cost of Sales	(16,157)	(16,157)
Gross Margin	(16,157)	(16,157)
SG&A Labor	—	—
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	—	—
SG&A Labor Health Benefits	—	—
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	—	—
Bonus Expense	—	—
Depreciation SG&A	—	—
Amortization	—	—
Research & Development SGA	—	—
Travel SG&A	—	—
Safety & Security	—	—
Computer Supplies	—	—
Telephone Expense	—	—
Telephone Expense - Mobile	—	—
Office Expense	—	—
Training SG&A	—	—
Meals & Entertainment	—	—
Dues & Subscriptions	—	—
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	—
Corporate Services Corporate	—	—

Corporate Services General	—	—
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	—
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	—	—
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	—	—
Total SG&A	—	—
Net Operating Profit	(16,157)	(16,157)
Intercompany Interest	(52,414)	(52,414)
Interest Expense	5,019	5,019
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	—
Group Allocation SG&A	—	—
Other Income/Expense	—	—

Total Other (Income)/Expense	(47,395)	(47,395)
Income before Taxes & Minority Interest	(63,552)	(63,552)
Income Taxes	—	—

Net Income before Minority Interest	(63,552)	(63,552)
Minority Interest	—	—

Net Income	(63,552)	(63,552)

BALANCE SHEET

Period Ending:	April 30, 2009
Case Number:	09-51752
Debtor:	Tailor Steel America, LLC

	Current Month	Prior Month	At Filing
ASSETS
Cash	186	186	186
Accounts Receivable	196,453	196,453	196,453
Allowance For Bad Debt	(50,000)	(50,000)	(50,000)
Inventory	—	—	—
Inventory Dies	—	—	—
Inventory Prototype	—	—	—
Prepaid Expenses	(0)	(0)	(0)
Notes Receivable	—	—	—
Deferred Tax Asset	—	—	—

Total Current Assets	146,638	146,638	146,638
Machinery & Equipment	—	—	—
MIS Computer Equipment	—	—	—
Building	—	—	—
Land	—	—	—
Office Equipment	—	—	—
Auto & Trucks	—	—	—
Leasehold Improvements	—	—	—
Production Equip In Progress	—	—	—
Accumulated Depreciation	—	—	—

Property, Plant & Equipment, Net	—	—	—
Investments	—	—	—
Other Intangible, Net	—	—	—
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	1,325,000	1,325,000	1,325,000

Total Other Assets	1,325,000	1,325,000	1,325,000

Total Assets	1,471,638	1,471,638	1,471,638

LIABILITIES
Cont Disb General - Post Petition	—	—	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	(19,651)	18,225	18,225
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	—	—	—
Cont Disb General	—	—	—
Cont Disb Payroll	—	—	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	—	—	—
A/P Manual - Pre Petition	(19,651)	18,225	18,225
A/P System - Pre Petition	44,111	44,111	44,111
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	—	—	—
Accrued Other	166,479	150,479	150,479
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	190,939	212,815	212,815
Deferred Tax Liability	—	—	—
Capital Lease	2,053,822	2,020,965	2,020,965
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	7,626,472	7,573,901	7,573,901

Total Long Term Liabilities	9,680,294	9,594,866	9,594,866

Total Liabilities	9,871,233	9,807,681	9,807,681

Accumulated Other Comprehensive Income	—	—	—
Common Stock	8,150,000	8,150,000	8,150,000
APIC	—	—	—
Retained Earnings	(16,549,595)	(16,486,043)	(16,486,043)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	(8,399,595)	(8,336,043)	(8,336,043)

Total Liabilities & Stockholders’ Equity	1,471,638	1,471,638	1,471,638

Summary of Operations (Form 4)

For the Period 4/16/09 - 4/30/09

Schedule of Post Petition Taxes Payable

Case No: 09-51752

	Beginning Balance	Withheld	Accrued	Payments / Deposits	Ending Balance
Income Taxes Withheld:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Local	$—	$—	$—	$—	$—
FICA Withheld:	$—	$—	$—	$—	$—
Employers FICA:	$—	$—	$—	$—	$—
Unemployment Tax:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Sales, Use & Excise Taxes:	$—	$—	$—	$—	$—
Property Taxes:	$—	$—	$16,000.00	$—	$16,000.00
Other:	$—	$—	$—	$—	$—

TOTALS:	$—	$—	$16,000.00	$—	$16,000.00

SUMMARY OF OPERATIONS

AGING OF ACCOUNTS RECEIVABLE AND POST-PETITION ACCOUNTS PAYABLE

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51752

Age in Days:	0 - 30	30 - 60	Over 60
Post-Petition Accounts Payable	$—	$—	$—
Accounts Receivable	$—	$—	$—

MONTHLY CASH STATEMENT

DEBTOR: Tailor Steel America, LLC

PERIOD ENDING: April 30, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51752

	1	2	3	4	5	Total
A Beginning Balance	185.68				—	185.68
B Receipts (Attach separate schedule)	—					—

C Balance Available (A + B)	185.68	—	—	—	—	185.68
D Less Disbursements (Attach separate schedule)	(109.18)				—	(109.18)

E ENDING BALANCE (C - D)	76.50	—	—	—	—	76.50

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.
	$ (109.18)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1 Depository Name & Location	National City

Account Number	644907353

2 Depository Name & Location

Account Number

3 Depository Name & Location

Account Number

4 Depository Name & Location

Account Number

5 Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date May 20, 2009
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: April 30, 2009 (from and including April 16th)

Case No: 09-51752

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10